                                                                     Exhibit 3.3



                           FIFTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                       LEPERCQ CORPORATE INCOME FUND L.P.



                          Dated as of December 31, 1996

                      As Supplemented as of March 10, 1997

                         To Include Pacific Place Merger


                     As Supplemented as of January 29, 1998

                  To Include Phoenix and Savannah Contributions


                        As Supplemented as of May 8, 1998

                        To Include Anchorage Contribution


                       As Supplemented as of June 19, 1998

                   To Include Trademark Lancaster Contribution

                     As Supplemented as of December 31, 1998

                        To Include Columbia Contribution
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                                TABLE OF CONTENTS

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ARTICLE 1              DEFINED TERMS....................................................................     1

ARTICLE 2              ORGANIZATIONAL MATTERS...........................................................    15

      Section 2.1      Organization.....................................................................    15
      Section 2.2      LCIF I Merger....................................................................    16
      Section 2.3      Name.............................................................................    16
      Section 2.4      Registered Office and Agent Principal
                              Office....................................................................    17
      Section 2.5      Term.............................................................................    17

ARTICLE 3              PURPOSE..........................................................................    17

      Section 3.1      Purpose and Business.............................................................    17
      Section 3.2      Powers...........................................................................    18

ARTICLE 4              CAPITAL CONTRIBUTIONS............................................................    18

      Section 4.1      Capital Contributions of the Partners............................................    18
      Section 4.2      Issuances of Additional Partnership
                              Interests.................................................................    19

ARTICLE 5              DISTRIBUTIONS....................................................................    20

      Section 5.1      Requirement and Characterization of
                       Distributions....................................................................    20
      Section 5.2      Amounts Withheld.................................................................    21
      Section 5.3      Distributions Upon Liquidation...................................................    21

ARTICLE 6              ALLOCATIONS......................................................................    21

      Section 6.1      Allocations For Capital Account
                              Purposes..................................................................    22

ARTICLE 7              MANAGEMENT AND OPERATIONS OF BUSINESS............................................    23

      Section 7.1      Management.......................................................................    23
      Section 7.2      Certificate of Limited Partnership...............................................    26
      Section 7.3      Restrictions on Authority........................................................    26
      Section 7.4      Reimbursement of LXP.............................................................    26



      Section 7.5      Outside Activities of and Participation
                              in Other Transactions by LXP and the
                              General Partner...........................................................    28
      Section 7.6      Indemnification..................................................................    28
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ARTICLE 8              RIGHTS AND OBLIGATIONS OF THE LIMITED
                       PARTNERS.........................................................................    30

      Section 8.1      Management of Business...........................................................    30
      Section 8.2      Outside Activities of Additional Limited
                       Partners.........................................................................    30
      Section 8.3      Return of Capital................................................................    30
      Section 8.4      Redemption Rights................................................................    30

ARTICLE 9              BOOKS, RECORDS, ACCOUNTING AND REPORTS...........................................    37

      Section 9.1      Records and Accounting...........................................................    37
      Section 9.2      Fiscal Year......................................................................    37

ARTICLE 10             TAX MATTERS......................................................................    37

      Section 10.1     Preparation of Tax Returns.......................................................    37
      Section 10.2     Tax Elections....................................................................    37
      Section 10.3     Tax Matters Partner..............................................................    38
      Section 10.4     Withholding......................................................................    38

ARTICLE 11             TRANSFERS AND WITHDRAWALS........................................................    39

      Section 11.1     Transfer.........................................................................    39
      Section 11.2     Transfer of Partnership Interests by
                              the General Partner and the Initial
                              Limited Partner ..........................................................    39
      Section 11.3     Additional Limited Partners' Rights
                              to Transfer...............................................................    40
      Section 11.4     Substituted Additional Limited
                              Partners..................................................................    42
      Section 11.5     Assignees........................................................................    42
      Section 11.6     General Provisions...............................................................    43
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ARTICLE 12             ADMISSION OF PARTNERS............................................................    44

      Section 12.1     Admission of Subsequent Partner..................................................    44
      Section 12.2     Amendment of Agreement and Certificate
                              of Limited Partnership....................................................    45

ARTICLE 13             DISSOLUTION, LIQUIDATION AND TERMINATION.........................................    45

      Section 13.1     Dissolution......................................................................    45
      Section 13.2     Winding Up.......................................................................    46
      Section 13.3     Negative Capital Accounts........................................................    47
      Section 13.4     Deemed Distribution and Recontribution...........................................    48
      Section 13.5     Rights of the Limited Partners...................................................    48
      Section 13.6     Waiver of Partition..............................................................    48

ARTICLE 14             AMENDMENT OF PARTNERSHIP AGREEMENT...............................................    48

ARTICLE 15             GENERAL PROVISIONS...............................................................    50

      Section 15.1     Addresses and Notice.............................................................    50
      Section 15.2     Titles and Captions..............................................................    50
      Section 15.3     Pronouns and Plurals.............................................................    50
      Section 15.4     Further Action...................................................................    50
      Section 15.5     Binding Effect...................................................................    51
      Section 15.6     Waiver...........................................................................    51
      Section 15.7     Counterparts.....................................................................    51
      Section 15.8     Applicable Law...................................................................    51
      Section 15.9     Invalidity of Provisions.........................................................    51
      Section 15.10    Entire Agreement.................................................................    52
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EXHIBIT A             PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

EXHIBIT B             CAPITAL ACCOUNT MAINTENANCE

EXHIBIT C             SPECIAL ALLOCATION RULES

EXHIBIT D-1           NOTICE OF REDEMPTION

EXHIBIT D-2           NOTICE OF REDEMPTION

EXHIBIT D-3           NOTICE OF REDEMPTION

EXHIBIT D-4           NOTICE OF REDEMPTION

                           FIFTH AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                       LEPERCQ CORPORATE INCOME FUND L.P.


                      THIS FIFTH AMENDED AND RESTATED AGREEMENT OF
LIMITED PARTNERSHIP, dated as of December 31, 1996, is entered into by and among Lex GP-1, Inc., a Delaware corporation ("GP-1"), as the General Partner, Lex LP-1, Inc. a Delaware corporation ("LP-1"), as the Initial Limited Partner, Lexington Corporate Properties, Inc., a Maryland corporation ("LXP"), which is the sole stockholder of the General Partner and the Initial Limited Partner, the Persons whose names will be hereinafter set forth on Exhibit A as Special Limited Partners as attached hereto, the Persons whose names will be hereinafter set forth on Exhibit A as Property Limited Partners attached hereto, the Persons whose names will be hereinafter set forth on Exhibit A as Red Butte Limited Partners, and the Persons whose names will be hereinafter set forth on Exhibit A as Expansion Limited Partners, with any other Persons who become Partners in the Partnership as provided herein.


                                    ARTICLE 1
                                  DEFINED TERMS

                      The following definitions shall for all purposes be applied to the following terms used in this Agreement.

                      "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.

                      "Additional Limited Partners" means the Special
Limited Partners, the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, and any other limited partner admitted to the Partnership pursuant to Section 4.2.A.

                      "Adjusted Capital Account" means the Capital
Account maintained for each Partner as of the end of each Partnership Year (i) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5) and (ii) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of

Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                      "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership Year.

                      "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Exhibit B hereof. Once an Adjusted Property is deemed distributed by, and re-contributed to, the Partnership for federal income tax purposes upon a termination thereof pursuant to Section 708 of the Code, such property shall thereafter constitute a Contributed Property until the Carrying Value of such property is further adjusted pursuant to Exhibit B hereof.

                      "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.

                      "Agreed Value" means (i) the 704(c) Value of such property or other consideration in the case of any Contributed Property as of the time of its contribution to the Partnership, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (ii) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such Property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution under Section 752 of the Code and the Regulations thereunder.

                      "Agreement" means this Fifth Amended and Restated Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

                      "Assignee" means a Person to whom one or more
Partnership Units held by an Additional Limited Partner have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Additional Limited Partner and who has the rights set forth in Section 11.5.

                      "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A

Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

                      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

                      "Capital Account" means the Capital Account maintained for a Partner pursuant to Exhibit B hereof.

                      "Capital Contributions" means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1 or 4.2 hereof.

                      "Capital Event" means the sale, refinancing or other disposition of a Partnership asset outside the ordinary course of the Partnership's business.

                      "Carrying Value" means (i) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property reduced (but not below zero) by all Depreciation with respect to such property charged to the Partners' Capital Accounts and (ii) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

                      "Certificate" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

                      "Certificate of Incorporation" means the Amended and Restated Certificate of Incorporation of LXP, as amended or restated from time to time.

                      "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                      "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed to the Partnership on termination and reconstitution thereof pursuant to Section 708 of the Code). Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit B hereof, but shall be deemed an Adjusted Property for such purposes.

                      "Depreciation" means, for each fiscal year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

                      "Effective Date" shall mean October 12, 1993, the date of the filing of the LCIF I Merger Certificate with the Secretary of State of the State of Delaware.

                      "Effective Time" shall mean October 12, 1993, the time of the filing of the LCIF I Merger Certificate with the Secretary of State of Delaware.

                      "Expansion Limited Partner" means a Person admitted to the Partnership as an Expansion Limited Partner pursuant to Section
4.2 hereof as a result of the contribution by one of the Expansion Partnerships of all of such Partnership's interest in an Expansion Property and the subsequent dissolution of such Expansion Partnership, and who is shown as such on the books and records of the Partnership.

                      "Expansion Limited Partner Interest" means a Partnership Interest of an Expansion Limited Partner in the

Partnership representing a fractional part of the Partnership Interests of all Expansion Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. An Expansion Limited Partner Interest may be expressed as a number of Partnership Units.

                      "Expansion Limited Partner Redemption Right" shall have the meaning set forth in Section 8.4.

                      "Expansion Partners Closing Date" shall mean the date hereof.

                      "Expansion Partnership" means one of Toy Properties Associates II, Toy Properties Associates V, and Fort Street Partners Limited Partnership.

                      "Expansion Property" means an Expansion Partnership's interest in any property.

                      "Expansion Redeeming Partners" shall have the meaning set forth in Section 8.4.

                      "General Partner" means Lex GP-1, Inc. or its successors as general partner of the Partnership.

                      "General Partner Interest" means a Partnership Interest held by the General Partner that is a general partner interest. A General Partner Interest shall be expressed as a number of Partnership Units.

                      "Immediate Family" means, with respect to any natural Person, such natural Person's spouse and such natural Person's natural or adoptive parents, descendants, nephews, nieces, brothers, and sisters.

                      "Incapacity" or "Incapacitated" means (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his Person or his estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any Bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner, (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors, (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause
(b) above, (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties, (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator for the assets of the Partner which such appointment has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) is not vacated within ninety (90) days after the expiration of any such stay.

                      "Indemnitee" means (i) any Person made a party to a proceeding by reason of his status as (A) the General Partner, or (B) a director or officer of the Partnership, the General Partner, the Initial Limited Partner or LXP, and (ii) such other Persons (including Affiliates of the Partnership, the General Partner, the Initial Limited Partner or LXP) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

                      "Initial Limited Partner" means Lex LP-1, Inc.

                      "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

                      "LCIF I" means Lepercq Corporate Income Fund L.P., a Delaware limited partnership.

                      "LCIF I Merger" means the Merger of Lex M-1 with and into LCIF I pursuant to the LCIF I Merger Agreement.

                      "LCIF I Merger Agreement" means the Agreement and Plan of Merger of Lex M-1 into LCIF I dated as of October 12, 1993.

                      "LCIF I Merger Certificate" means the Certificate of Merger of the Partnership into LCIF I, dated October 12, 1993 filed in the office of the Delaware Secretary of State on October 12, 1993.

                      "LCIF II" means Lepercq Corporate Income Fund II L.P., a Delaware limited partnership.

                      "Lex M-1" means Lex M-1, L.P., a Delaware limited partnership.

                      "Limited Partner Interest" means a Partnership Interest held by a Limited Partner in the Partnership that is a limited partner interest. A Limited Partner Interest shall be expressed as a number of Partnership Units.

                      "Limited Partners" means the Initial Limited Partners, the Special Limited Partners and the Property Limited Partners, and the Red Butte Limited Partners.

                      "Liquidator" has the meaning set forth in Section 13.2.

                      "LCP" means The LCP Group, L.P.

                      "LXP" means Lexington Corporate Properties, Inc., a Maryland corporation which is the sole stockholder of the General Partner and the Initial Limited Partner.

                      "Mergers" means the merger of Lex M-1 with and into LCIF I and the merger of Lex M-2 with and into LCIF II, which mergers became effective on October 12, 1993.

                      "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with Exhibit B. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Income is subjected to the special allocation rules in Exhibit C, Net Income or the resulting Net Loss, whichever the case may be, shall be recomputed without regard to such item.

                      "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with Exhibit B. Once an item of income, gain, loss or deduction that has been included in the initial computation of Net Loss is subjected to the special allocation rules in Exhibit C, Net Loss or the resulting Net Income, whichever the case may be, shall be recomputed without regard to such item.

                      "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.B of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

                      "Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

                      "Nonrecourse Liability" has the meaning set forth in Regulations Section 1.752-1(a)(2).

                      "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit D-1, Exhibit D-2, Exhibit D-3, or Exhibit D-4 to this Agreement.

                      "Operating Cash Flow" means, for any period, operating revenue from leases on real property investments, partnership distributions with respect to partnerships in which the Partnership has interests, and interest on uninvested funds and other cash investment returns, less operating expenses, capital expenditures and regularly scheduled principal and interest payments (exclusive of balloon payments due at maturity) on outstanding mortgage and other indebtedness. The General Partner may, in its discretion, reduce Operating Cash Flow for any period by an amount determined by the General Partner to be necessary to fund reserves required by the Partnership.

                      "Partner" means a General Partner, the Initial Limited Partner, any Special Limited Partner, any Property Limited Partner, any Red Butte Limited Partner or any Expansion Limited Partners and "Partners" means the General Partner, the Limited Partner, the Special Limited Partners, the Property Limited Partners, the Red Butte Limited Partners and the Expansion Limited Partners.

                      "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

                      "Partner Nonrecourse Debt" has the meaning set forth in Regulations Section 1.704-2(b)(4).

                      "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

                      "Partnership" shall have the meaning set forth in Section
2.3 of this Agreement.

                      "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by a Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest shall be expressed as a number of Partnership Units.

                      "Partnership Minimum Gain" has the meaning set forth in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

                      "Partnership Record Date" means the record date established by the General Partner for the distribution of Operating Cash Flow pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by LXP for a distribution to its stockholders of some or all of such distribution.

                      "Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1 and 4.2.

                      "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

                      "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the

Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

                      "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.

                      "Prior Agreements" means the Agreement of Limited Partnership of Lex M-1, L.P., dated as of October 5, 1993, between the General Partner, the Initial Limited Partner, the First Amended and Restated Agreement of Limited Partnership of Lex M-1, L.P., dated as of October 8, 1993, between the General Partner, the Initial Limited Partner and the Special Limited Partners, the First Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P. dated as of October 12, 1993, between the General Partner, the Initial Limited Partner and the Special Limited Partners, the Second Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., dated as of October 12, 1993 between the General Partner, the Initial Limited Partner and the Special Limited Partners, and the Third Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P. dated August 1, 1995 between the General Partner, the Initial Limited Partner, the Special Limited Partners and the Property Limited Partners, and the Fourth Amended and Restated Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P. dated as of May 22, 1996 between the General Partner, the Initial Limited Partner, the Special Limited Partners, the Property Limited Partners, and the Red Butte Limited Partners.

                      "Property Limited Partner" means a Person admitted to the Partnership as a Property Limited Partner pursuant to Section 4.2 hereof as a result of the contribution of an interest in an Underlying Partnership and who is shown as such on the books and records of the Partnership.

                      "Property Limited Partner Interest" means a Partnership Interest of a Property Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Property Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Property Limited Partner Interest may be expressed as a number of Partnership Units.

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                      "Property Limited Partner Redemption Right" shall
have the meaning set forth in Section 8.4.

                      "Property Partners Closing Date" shall mean August 1,
1995.

                      "Property Redeeming Partners" shall have the meaning set forth in Section 8.4.

                      "Recapture Income" means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

                      "Red Butte" means Red Butte Creek Associates Limited Partnership, a limited partnership organized under the laws of the State of Utah.

                      "Red Butte Limited Partner" means a Person admitted to the Partnership as a Red Butte Limited Partner pursuant to Section 4.2 hereof as a result of the contribution by Red Butte of all of its interest in the Red Butte Property and the subsequent dissolution of Red Butte and who is shown as such on the books and records of the Partnership.

                      "Red Butte Limited Partner Interest" means a Partnership Interest of a Red Butte Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Red Butte Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Red Butte Limited Partner Interest may be expressed as a number of Partnership Units.

                      "Red Butte Limited Partner Redemption Right" shall have the meaning set forth in Section 8.4.

                      "Red Butte Partners Closing Date" shall mean May 22, 1996.

                      "Red Butte Property" means all of Red Butte's interest in that certain property located at 295 Chipeta Way, University of Utah Research Park, Salt Lake City, Utah.

                      "Red Butte Redeeming Partners" shall have the meaning set forth in Section 8.4.

                      "Redeeming Partner" shall mean either a Special Redeeming Partner, a Property Redeeming Partner, a Red Butte Redeeming Partner, or an Expansion Redeeming Partner, as the case may be.

                      "Redemption Amount" means the number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Redemption Factor; provided that in the event the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "rights") then the Redemption Amount shall also include such rights that a holder of that number of REIT Shares would be entitled to receive.

                      "Redemption Exercise Date" shall mean that applicable date as set forth next to each Property Limited Partners' name, and each Red Butte Limited Partners' name, on Exhibit A.

                      "Redemption Factor" means 1.0, provided that in the event that LXP (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (ii) subdivides its outstanding REIT Shares, or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Redemption Factor shall be adjusted by multiplying the Redemption Factor in effect immediately before such event by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purposes that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend distribution, subdivision or combination. Any adjustment to the Redemption Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                      "Redemption Right" shall mean either the Special Limited Partner Redemption Right, the Property Limited Partner Redemption Right, the Red Butte Limited Partner Redemption Right, or the Expansion Limited Partner, as the case may be.

                      "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                      "REIT" means a real estate investment trust under Section 856 of the Code.

                      "REIT Share" shall mean a share of Common Stock, $.0001 par value, of LXP. A REIT Share shall also mean a share of Excess Stock, $.0001 par value, of LXP issued in exchange or upon conversion of a share of such Common Stock under the circumstances contemplated by the Certificate of Incorporation.

                      "Relative Interest" means the percentage determined by a fraction, the numerator of which is the Capital Contributions deemed to be made by the General Partner, the Initial Limited Partner and the Special Limited Partners on the Effective Date to the Partnership and the denominator of which is such Capital Contributions plus the capital contributions deemed to be made by the partners of LCIF II to LCIF II on the Effective Date. LXP may require the Partnership to adjust the Relative Interest from time to time, in its discretion (provided that the sum of the Relative Interest of the Partnership and the relative interest of LCIF II continue to total one (1.0)), so that each Partnership Unit held by the Special Limited Partners remains substantially equivalent to each partnership unit held by the special limited partners in LCIF II with regard to (i) allocations of income, gain, loss, deduction and credit,
(ii) distributions from Operating Cash Flow and (iii) distributions upon dissolution and liquidation of the Partnership and LCIF II.

                      "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.B.l(a) or 2.B.2(a) of Exhibit C to eliminate Book-Tax Disparities.

                      "704(c) Value" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution as determined by the General Partner using such reasonable method of valuation as it may adopt; provided that the 704(c) Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be determined in accordance with Exhibit B hereof. Subject to Exhibit B hereof, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values.

                      "Special Limited Partner" means a Person admitted to the Partnership as a Special Limited Partner pursuant to Section 4.2 hereof and who is shown as such on the books and records of the Partnership.

                      "Special Limited Partner Interest" means a Partnership Interest of the Special Limited Partners in the Partnership representing a fractional part of the Partnership Interests of all Special Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Special Limited Partner Interest may be expressed as a number of Partnership Units.

                      "Special Limited Partner Redemption Right" shall have the meaning set forth in Section 8.4 hereof.

                      "Special Redeeming Partner" has the meaning set forth in
Section 8.4 hereof.

                      "Specified Redemption Date" means the tenth (10th) Business Day after receipt by the General Partner and LXP of a Notice of Redemption.

                      "Subsequent Partner" means a Person admitted to the Partnership as a Partner after the date hereof through the sale or issuance by the Partnership of additional Partnership Interests and not through the transfer of existing Partnership Interests.

                      "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person.

                      "Substituted Additional Limited Partner" means a Person who is admitted as an Additional Limited Partner to the Partnership pursuant to Section 11.4.

                      "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

                      "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the fair market value of such property (as determined under Exhibit B hereof) as of such date, over (ii) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date.

                      "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (i) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereof) as of such date, over (ii) the fair market value of such property (as determined under Exhibit B hereof) as of such date.

                      "Underlying Partnership" means Barngiant Livingston Associates Limited Partnership, Barnhale Modesto Properties, Barnes Rockshire Associates Limited Partnership, Barnvyn Bakersfield Associates L.P., Barnhech Montgomery Associates Limited Partnership, and Barnward Brownsville Properties, the partnerships in which the Partnership will acquire interests by contribution from the Property Limited Partners.

                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

         Section 2.1 Organization

         A. The Partnership is a limited partnership formed pursuant to the provisions of the Act and upon the terms and conditions set forth in the Prior Agreements. The Partners hereby amend and restate the Prior Agreements in their entirety as of the date hereof to reflect the admission of the Expansion Limited Partners into the Partnership. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2 LCIF I Merger

         A. GP-1 in its capacity as the general partner of the Partnership, and LP-1 in its capacity as the limited partner of the Partnership, authorized and approved the LCIF I Merger and the execution of the LCIF I Merger Agreement by the Partnership. At the Effective Time, (i) Lex M-1 merged with and into LCIF I, whereupon the separate existence of Lex M-1 ceased and (ii) LCIF I, also referred to as the Partnership in this Agreement, was the surviving limited partnership of the LCIF I Merger.

         B. At the Effective Time:


            (1) Each limited partner interest in LCIF I outstanding immediately prior to the Effective Time was exchanged for either shares of common stock in LXP, or subordinated notes issued by LXP;


            (2) Secured Property Associates L.P.'s interest in LCIF I outstanding immediately prior to the Effective Time was exchanged for Special Limited Partner Interests in LCIF I, and Secured Property Associates L.P. was admitted to the Partnership as a Special Limited Partner;


            (3) GP-1's interest in Lex M-1 was cancelled, and GP-1 was admitted to the Partnership as a general partner of the Partnership; and


            (4) LP-1's limited partner interest in Lex M-1 was cancelled, and LP-1 was admitted to the Partnership as a limited partner of the Partnership.

         Section 2.3 Name

         The name of the Partnership is Lepercq Corporate Income Fund L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time.

         Section 2.4 Registered Office and Agent Principal Office

         The address of the registered office of the Partnership in the State of Delaware is located at 1209 Orange Street, City of Wilmington, County of New Castle, Delaware 19801, and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company. The principal office of the Partnership is located at 355 Lexington Avenue, New York, New York 10017, and may be changed to such other place as the General Partner may from time to time designate. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         Section 2.5 Term

         The term of the Partnership commenced on October 5, 1993, the date the Certificate was filed in the office of the Secretary of State of Delaware in accordance with the Act and shall continue until December 31, 2093, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.


                                    ARTICLE 3
                                     PURPOSE

         Section 3.1 Purpose and Business

         The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided that such business shall be limited to and conducted in such a manner as to permit LXP at all times to be classified as a REIT, unless LXP ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership, (ii) to enter into any partnership, joint venture or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged in any of the foregoing and (iii) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting LXP's right in its sole discretion to cease qualifying as a REIT, the Partners acknowledge that LXP's status as a REIT inures to the benefit of all the Partners and not solely to LXP.

         Section 3.2 Powers

         The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership; provided that the Partnership shall not take, or refrain from taking, any action which, in the judgment of LXP, in its sole and absolute discretion, (i) could adversely affect the ability of LXP to continue to qualify as a REIT under Section 857 of the Code, (ii) could subject LXP to any additional taxes under any Section of the Code or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over LXP or its securities, unless such action (or inaction) shall have been specifically consented to by LXP in writing.

         Notwithstanding anything to the contrary that may be contained herein, the Partnership had and continues to have the power and authority to execute, acknowledge, verify, deliver, file and record any and all documents and instruments, including the LCIF I Merger Agreement and the LCIF I Merger Certificate, and to perform any and all acts required by applicable law or which were or may be necessary or advisable in order to give effect to the consummation of the LCIF I Merger.


                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

         Section 4.1 Capital Contributions of the Partners

         As of the date of this Agreement, (i) the Partners shall be deemed to have made the Capital Contributions set forth in Exhibit A to this Agreement and
(ii) each Partner shall own Partnership Units in the amount set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth for such Partner in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, Capital Contributions, Capital Events, the issuance of additional Partnership Units or similar events having an effect on a Partner's Percentage Interest. Except as provided in Sections 4.2 and 10.4, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

         Section 4.2 Issuances of Additional Partnership Interests

         A. The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners or other Persons additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to existing Partnership Interests, all as shall be determined by the General Partner in its sole and absolute discretion, including, without limitation, (i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests, (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions, and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership.

         B. Notwithstanding any provision of Section 4.2.A to the contrary, no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner, the Initial Limited Partner, LXP or any of their Subsidiaries unless


            (1) (a) the additional Partnership Interests are issued in connection with an issuance of shares of LXP, which shares have designations, preferences and other rights, all such that the economic interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner, the Initial Limited Partner, LXP or any of their Subsidiaries in accordance with Section 4.2.A, and (b) LXP through the General Partner or the Limited Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with the issuance of such shares of LXP, or


            (2) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests.

                                    ARTICLE 5
                                  DISTRIBUTIONS

            Section 5.1 Requirement and Characterization of Distributions

            A. General. The General Partner shall distribute quarterly an amount equal to 100% of the Operating Cash Flow generated by the Partnership during such quarter to the Partners, who are Partners on the Partnership Record Date with respect to such quarter in accordance with their respective Percentage Interests on such Partnership Record Date; provided, that in no event may a Partner receive a distribution of Operating Cash Flow with respect to a Partnership Unit if such Partner is entitled to receive a distribution out of such Operating Cash Flow with respect to a REIT Share for which such Partnership Unit has been redeemed or exchanged.

            B. Property Limited Partners. For purposes of this Section 5.1, a Property Limited Partner shall be treated as having no Partnership Units and, therefore, shall not be entitled to receive cash distributions until such Property Limited Partner's applicable Redemption Exercise Date (or such earlier date as a Property Limited Partner is entitled to exercise its Property Limited Partner Redemption Right under the second paragraph of Section 8.4.B); provided, that the General Partner shall distribute to the Property Limited Partners that contributed interests in Barngiant Livingston Associates Limited Partnership and Barnhech Montgomery Associates Limited Partnership cash in the amount reflected on Exhibit A to the extent the Partnership receives cash distributions from the respective Underlying Partnership pro rata in accordance with their relative Percentage Interests.

            C. Red Butte Limited Partners. Notwithstanding Section 5.1.A, each Red Butte Limited Partner's share of Operating Cash Flow (other than The LCP Group, L.P. and Richard J. Rouse) shall be limited to a cash distribution of $0.165 per Partnership Unit per quarter ($0.66 per Partnership Unit per annum) through January 1, 1998, increasing to $0.27 per Partnership Unit per quarter ($1.08 per Partnership Unit per annum) on and after January 1, 1998, provided, that if LXP reduces its dividend below $1.08 then the distribution to which each Red Butte Limited Partner is entitled shall be reduced by the percentage reduction in the LXP dividend. The LCP Group, L.P. and Richard J. Rouse shall be entitled to cash distributions of $0.27 per Partnership Unit per quarter ($1.08 per Partnership Unit per annum) commencing on the date hereof or such lower dividend rate as is payable with respect to the common stock of LXP.



            D. Expansion Limited Partners. Notwithstanding Section 5.1.A, LCP (with respect to all Partnership Units received in connection with the admission of Expansion Limited Partners) and those Expansion Limited Partners that receive their Partnership Units as a result of holding a partnership interest in Toy Properties Associates II or Toy Properties Associates V, shall receive a share of Operating Cash Flow limited to a cash distribution of $0.28 per Partnership Unit per quarter ($1.12 per Partnership Unit per annum), provided, that if LXP reduces its dividend below $1.12 then the distribution to which such Expansion Limited Partner is entitled shall be reduced by the percentage reduction in the LXP dividend. Those Expansion Limited Partners that receive their Partnership Units as a result of holding partnership interests in Fort Street Partners will receive no dividend until 2006 and then will be entitled to a cash distribution of $0.28 per Partnership Unit per quarter ($1.12 per Partnership Unit per annum) beginning in 2006, provided, that if LXP reduces its dividend below $1.12 then the distribution to which such Expansion Limited Partner is entitled shall be reduced by the percentage reduction in the LXP dividend.

            Section 5.2 Amounts Withheld

            All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocations, payment or distribution to the Partners or the Assignees shall be treated as amounts distributed to the Partners or the Assignees pursuant to Section 5.1 for all purposes under this Agreement.

            Section 5.3 Distributions Upon Liquidation

            Proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Partners in accordance with Section 13.2.


                                    ARTICLE 6
                                   ALLOCATIONS

            Section 6.1 Allocations For Capital Account Purposes

            For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit B hereof) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

            A. Net Income. After giving effect to the special allocations set forth in Section 1 of Exhibit C, and to the allocations of Net Income to Property Limited Partners, Red Butte Limited Partners and Expansion Limited Partners set forth below, Net Income shall be allocated to the General Partner and the Limited Partners in accordance with their respective Percentage Interests (determined as a percentage of total Partnership Units outstanding other than Partnership Units held by Property Limited Partners, Red Butte Limited Partners, and Expansion Limited Partners); provided, that following (i) the Effective Date and (ii) the sale or other disposition (in which gain or loss is recognized) of real properties representing at least fifty (50%) percent of the Carrying Value of such properties as of the Effective Date, gains from the sale or other disposition of partnership assets shall be allocated to the Partners other than the Property Limited Partners, having negative Capital Accounts, to the extent and in accordance with such negative Capital Accounts and thereafter to all Partners in accordance with their Percentage Interests; provided further, that, a Property Limited Partner shall be specially allocated items of Partnership income and gain prior to such Property Limited Partner's applicable Redemption Exercise Date to the extent such Property Limited Partner receives a cash distribution pursuant to Section 5.1;

provided, further, that a Red Butte Limited Partner and an Expansion Limited Partner will be allocated taxable income only in an amount equal to the cash distributions received.

            B. Net Losses. After giving effect to the special allocations set forth in Exhibit C, Net Losses shall be allocated first, to any Partner having a positive Capital Account in accordance with and to the extent of such positive Capital Account, and thereafter to the Limited Partners in accordance with their respective Percentage Interests; provided, that, in no event shall Property Limited Partners be allocated losses prior to such Property Limited Partner's applicable Redemption Exercise Date; provided further, that, a portion of the Partnership's allocable share of an Underlying Partnership's Depreciation shall be allocated by the Partnership to the Property Limited Partners that contributed the interests in such Underlying Partnership in an amount equal to the product of the ratio of such Property Limited Partner's Partnership Units to the total outstanding Partnership Units held by all Partners and the total Depreciation allocable to the Partnership from the Underlying Partnership.

            C. For purposes of Regulations Section 1.752-3(a)(3), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of the amount of Partnership Minimum Gain and the total amount of Nonrecourse Built-in Gain shall be allocated first to account for any income or gain to be allocated to the Property Limited Partners, the Red Butte Limited Partners, and the Expansion Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C and then among the Partners in accordance with their respective Percentage Interests.

            D. Any gains upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible, after taking into account other required allocations of gain pursuant to Exhibit C that are characterized as Recapture Income, be allocated to Partners in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.


                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

            Section 7.1 Management

            A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the

General Partner. The Limited Partners shall not have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:


            (1) the execution, acknowledgement, verification, delivery, filing and recording, for and in the name of the Partnership, and, to the extent necessary, GP-1 and LP-l, of any and all documents and instruments, including the LCIF I Merger Agreement and the performance of any and all acts required by applicable law or which GP-1 deems necessary or advisable in order to give effect to the consummation of the LCIF I Merger;


            (2) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit LXP (so long as LXP qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders sufficient to permit LXP to maintain REIT status) and the assumption or guarantee of, or other contracting for, indebtedness and other liabilities;


            (3) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by Section
7.3 hereof);


            (4) the use of the assets of the Partnership for any purpose consistent with the terms of this Agreement and on any terms the General Partner sees fit, and the making of capital contributions or loans to its Subsidiaries;


            (5) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

            (6) the negotiation, execution and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement;


            (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;


            (8) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships or joint ventures that the General Partner deems desirable;


            (9) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);


            (10) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;


            (11) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership; and


            (12) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement.

         B. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.

         C. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain any and all reserves, working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole discretion, deems appropriate and reasonable from time to time.

            D. In exercising its authority under this Agreement, the General Partner may, but shall not be obligated to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not, however, have liability to an Additional Limited Partner under any circumstances as a result of an income tax liability incurred by such Additional Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.

            Section 7.2 Certificate of Limited Partnership

            To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the partnership may elect to do business or own property. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

            Section 7.3 Restrictions on Authority

            After the Effective Date, without the consent of holders of a majority of the outstanding Partnership Units held by the Special Limited Partners, the General Partner may not consent to the Partnership participating in any merger, consolidation or other combination with or into another Person or sale of all or substantially all of its assets.

            Without the unanimous consent of the Red Butte Limited Partners, the General Partner shall not dispose of its interest in the Red Butte Property prior to January 1, 2001 except in the event of a foreclosure or in the event that the General Partner determines that the failure to dispose of the Red Butte Property would result in the disqualification of LXP as a real estate investment trust under the Code. In addition, through January 1, 2001, the General Partner shall not take any action that will result in a reduction in any Limited Partner's share of nonrecourse liabilities attributable to the Limited Partner's LCIF Units by an amount which would cause a taxable event to the Limited Partners.

            Section 7.4 Reimbursement of LXP

            A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

            B. LXP and the General Partner shall be reimbursed on a monthly basis, or such other basis as LXP may determine in its sole and absolute discretion, for all expenses LXP incurs relating to the ownership and operation of, or for the benefit of, the Partnership; provided that the amount of such reimbursement shall be reduced by the product of (i) the Relative Interest and
(ii) any interest earned by LXP or the General Partner with respect to bank accounts or other instruments or accounts held by either of them on behalf of the Partnership as permitted in Section 7.5.A. Such reimbursements shall be in addition to any reimbursement to LXP or the General Partner as a result of indemnification pursuant to Section 7.6 hereof.

            C. LXP shall also be reimbursed by the Partnership for the product of (i) the Relative Interest and (ii) all expenses LXP incurs relating to the reorganization of LXP, the Partnership, the General Partner and the Limited Partner, and any other issuance of REIT Shares pursuant to Section 4.2 hereof.

            D. In the event that LXP shall elect to purchase from stockholders REIT Shares pursuant to any stock repurchase program or for the purpose of delivering such REIT Shares to satisfy an obligation under Section 8.4 of this Agreement, any dividend reinvestment program adopted by LXP, any employee stock purchase plan adopted by LXP, or any other similar obligation or arrangement undertaken by LXP in the future, the purchase price paid by LXP for such REIT Shares and any other expenses incurred by LXP in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to LXP to such extent, subject to the condition that, if such REIT Shares are sold, the General Partner shall contribute to the Partnership, through the General or Limited Partner, any proceeds received by the General Partner for such REIT Shares (provided that REIT shares delivered to an Additional Limited Partner in exchange for Partnership Units pursuant to Section 8.4 shall not be considered a sale of REIT Shares for such purpose).

            Section 7.5 Outside Activities of and Participation in Other Transactions by LXP and the General Partner

            Without the consent of holders of a majority of the outstanding Partnership Units held by the Special Limited Partners, LXP agrees that, following the Effective Date, it will not (i) permit the General Partner or the Initial Limited Partner to issue additional shares of capital stock, (ii) assign, sell, pledge, hypothecate or otherwise transfer any outstanding shares of capital stock in the General Partner or in the Initial Limited Partner, (iii) permit the General Partner or the Initial Limited Partner to incur any indebtedness or to engage in any business other than to hold and own the Partnership Interests in the Partnership or (iv) allow or consent to any merger, consolidation or other combination of the General Partner or the Initial Limited Partner with or into another Person or the sale of all or substantially all of its assets.

            Section 7.6 Indemnification

            A. The Partnership shall indemnify and hold harmless each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the Mergers or to the operations of the Partnership as set forth in this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided that the Partnership shall not indemnify an Indemnitee for such Indemnitee's breach of duty of loyalty to the Partnership or for acts or omissions not taken by the Indemnitee in good faith or which involve intentional misconduct or a knowing violation of law or in which such Indemnitee received an improper personal benefit. The General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.6.A that the Partnership indemnify each Indemnitee to the fullest extent permitted under the Act. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this
Section 7.6.A. The
termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.6.A with respect to the subject matter of such proceeding.

            B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding may be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.6.A has been met and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

            C. The indemnification provided by this Section 7.6 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise.

            D. The Partnership may, but shall not be obligated to, purchase and maintain insurance on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

            E. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

            F. The provisions of this Section 7.6 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.6 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

                                    ARTICLE 8
                 RIGHTS AND OBLIGATIONS OF THE LIMITED PARTNERS

            Section 8.1 Management of Business

            The Limited Partners and Assignees shall not take part in the operation, management or control of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

            Section 8.2 Outside Activities of Additional Limited Partners

            Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Additional Limited Partner or Assignee. None of the Additional Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner and the Initial Limited Partner to the extent expressly provided herein) and such Person shall have no obligation pursuant to this Agreement or otherwise to offer any interest in any such business ventures to the Partnership, any Additional Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Additional Limited Partner, or such other Person, could be taken by such Person.

            Section 8.3 Return of Capital

            Except pursuant to the right of redemption set forth in Section 8.4, no Partner shall be entitled to the withdrawal or return of his Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein.

            Section 8.4 Redemption Rights

            A. Subject to Section 8.4.C, on or at any time after the Effective Date, each Special Limited Partner shall have the right (the "Special Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Special Limited Partner for the Redemption Amount to be delivered by the Partnership. The Special Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner and LXP by the Special Limited Partner who is exercising the Special Limited Partner Redemption Right (the "Special Redeeming Partner"). A Special Limited Partner may not exercise the Redemption Right for fewer than one thousand (1,000) Partnership Units or, if such Special Limited Partner holds fewer than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Special Limited Partner. The Special Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Assignee of any Special Limited Partner may exercise the rights of such Special Limited Partner pursuant to this Section 8.4, and such Special Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Special Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Special Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Special Limited Partner.

            B. Subject to Section 8.4.D, on the applicable Redemption Exercise Date, or on each one year anniversary thereafter, each Property Limited Partner shall have the right (the "Property Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all, but not less than all, of the Partnership Units held by such Property Limited Partner for the Redemption Amount to be delivered by the Partnership. The Property Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner and LXP by the Property Limited Partner who is exercising the redemption right (the "Property Redeeming Partner"). The Property Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Assignee of any Property Limited Partner may exercise the rights of such Property Limited Partner pursuant to this Section 8.4.B., and such Property Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Property Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Property Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Property Limited Partner.

            Notwithstanding any other provision of this Section 8.4.B, if the Partnership disposes of its interest in an Underlying Partnership, or if an Underlying Partnership disposes of substantially all of its assets, then the General Partner shall provide prompt written notification to the Property Limited Partners that contributed interests in such Underlying Partnership, and each such Property Limited Partner may exercise its Property Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

            C. LXP hereby agrees to enter into a Guaranty Agreement with the Partnership on the Effective Date, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership under Section 8.4.A and arrange for the delivery, if the Partnership is unable, of the Redemption Amount on the Specified Redemption Date, whereupon LXP or, if specified by LXP, the General Partner shall acquire the Partnership Units offered for redemption by the Special Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. Each of the Special Redeeming Partner, LXP, the Partnership, and the General Partner shall treat the transaction between LXP and the Special Redeeming Partner as a sale of the Special Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Special Redeeming Partner agrees to execute such documents as LXP or the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of the Special Limited Partner Redemption Right.

            D. LXP hereby further agrees to enter into a Guaranty Agreement with the Partnership on the Property Partners Closing Date, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership under Section 8.4.B to pay the Redemption Amount on the Specified Redemption Date, whereupon the Partnership shall acquire the Partnership Units offered for redemption by the Property Redeeming Partner. Each of the Property Redeeming Partner, LXP, the Partnership, and the General Partner shall treat the transaction between LXP and the Property Redeeming Partner as a sale of the Property Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Property Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT Shares upon exercise of the Property Limited Partner Redemption Right.

            E. Following the date that at least 50% of the Partnership Units held by the Special Limited Partners immediately following the Effective Date have been redeemed in accordance with the provisions of Section 8.4, LXP or the General Partner may require the remaining Special Limited Partners to redeem their Partnership Units for the Redemption Amount to be delivered by the Partnership. The right of LXP or the General Partner under this Section 8.4.E shall be exercised pursuant to a notice delivered to all remaining Special Limited Partners. Such redemption shall be effective on the date specified in the notice, which date shall be at least 30 days after the notice is sent to the Special Limited Partners.

            At any time that (i) LXP shall be considering a sale of all or substantially all of its assets, or a merger, consolidation, stock issuance, stock redemption or other similar transaction that would result in a change in the beneficial ownership of LXP by 50% or more, or (ii) the Partnership shall be considering a sale of all or substantially all of its assets or a merger, consolidation, or issuance or redemption of partnership interests which would result in a change in the beneficial ownership in LCIF capital or profits of 50% or more, then the General Partner shall have the right to redeem the Partnership Units held by all, but not less than all, of the Additional Limited Partners (other than the Special Limited Partners) for the Redemption Amount provided that such redemption is contingent upon the completion of such transaction. In such event, the General Partner shall provide notice to the Limited Partners and such Limited Partners shall be required to surrender their Partnership Units for cancellation. The rights of such Additional Limited Partners shall be limited to the receipt of the Redemption Amount.

            F. In connection with any REIT Shares delivered to any Additional Limited Partner upon the redemption of Partnership Units held by such Additional Limited Partner, it is intended that such Additional Limited Partner be able to resell publicly such REIT Shares pursuant to the provisions Rule 144 under the Securities Act of 1933, but without the need to comply with the holding period requirements of Rule 144(d). To the extent that counsel to LXP reasonably determines that resales of any such REIT Shares cannot be made pursuant to the provisions of Rule 144, and without the need to comply with the holding period requirements of Rule 144(d), LXP agrees, at its sole cost and expense, if requested by Special Limited Partners representing a majority of the Partnership Units (including REIT Shares delivered upon exchange of such Partnership Units) held by such Special Limited Partners, or by Additional Limited Partners representing a majority of the Partnership Units (including REIT

Shares delivered upon the exchange of such Partnership Units) held by such class of Additional Limited Partners, to include REIT Shares that may be (or already have been) acquired by any Special Limited Partner or any Additional Limited Partner, as the case may be, in an effective registration statement under the Securities Act of 1933; provided that LXP's obligations to include such REIT Shares in such an effective registration statement shall be conditioned upon Special Limited Partners representing a majority of the Partnership Units (including REIT Shares delivered upon exchange of such Partnership Units) held by such Special Limited Partners or, where applicable, by Additional Limited Partners representing a majority of the Partnership Units (including REIT Shares delivered upon the exchange of such Partnership Units) held by such class of Additional Limited Partners, agreeing to be bound by a customary registration rights agreements to be prepared by LXP. In addition, any Additional Limited Partner whose REIT Shares are included in such registration statement must also agree to be bound by the terms and provisions of a registration rights agreement.

            G. Notwithstanding the provisions of Section 8.4.A, Section 8.4.B,
Section 8.4.C, Section 8.4.D, and Section 8.4.I, a Subsequent Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.4.A, Section 8.4.B, or Section 8.4.I if the delivery of REIT Shares to such Subsequent Partner on the Specified Redemption Date would be prohibited under the Certificate of Incorporation and shall be subject in any event to the issuance of REIT Shares being in compliance with all applicable Federal and State securities laws.

            H. Notwithstanding any other provision of this Agreement, upon the occurrence of a Capital Event prior to the Redemption Exercise Date, the proceeds of which are distributed to the Partners, and ultimately proportionately to the shareholders of LXP, the Percentage Interest of each Partner shall, from the date of such Capital Event, be equal to (i) the product of (a) such Partner's Percentage Interest prior to such Capital Event and (b) the difference between (x) the fair market value of the assets of the Partnership and (y) any amounts distributed to such Partner as a result of the Capital Event, divided by (ii) the fair market value of the assets of the Partnership after such distribution. The General Partner shall adjust the number of Partnership Units owned by each Partner to appropriately reflect the adjustments made by this Section 8.4.H.

            I. On May 22, 1998, and on each January 15 thereafter beginning January 15, 1999, each Red Butte Limited Partner shall have the right (the "Red Butte Limited Partner Redemption Right") to require the Partnership to redeem on a

Specified Redemption Date all, but not less than all, of the Partnership Units held by a Red Butte Limited Partner for the Redemption Amount to be delivered by the Partnership. The Red Butte Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner and LXP by the Red Butte Limited Partner who is exercising the redemption right (the "Red Butte Redeeming Partner"). The Red Butte Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Assignee of any Red Butte Limited Partner may exercise the rights of such Red Butte Limited Partner pursuant to the exercise of this Section 8.4.I, and such Red Butte Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Red Butte Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Red Butte Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Red Butte Limited Partner.

            The Partnership hereby covenants not to dispose of its interest in the Red Butte Property prior to January 1, 2001. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to May 22, 1998, then the General Partner shall provide prompt written notification to the Red Butte Limited Partners of such disposition and each such Red Butte Limited Partner may exercise its Red Butte Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

            LXP agrees to enter into a Guaranty Agreement with the Partnership on the Red Butte Partners Closing Date, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership under this Section 8.4.I to pay the Redemption Amount on the Specified Redemption Date, whereupon the Partnership shall acquire the Partnership Units offered for redemption by the Red Butte Redeeming Partner. Each of the Red Butte Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Red Butte Redeeming Partner as a sale of the Red Butte Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Red Butte Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Red Butte Limited Partner Redemption Right.

            J. On January 15, 1999 (January 15, 2006 for each Expansion Limited Partner receiving an interest as a result of his interest in Fort Street Partners Limited Partnership), and on each January 15 thereafter, each Expansion Limited Partner shall have the right (the "Expansion Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all, but not less than all, of the Partnership Units held by an Expansion Limited Partner for the Redemption Amount to be delivered by the Partnership. The Expansion Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the General Partner and LXP by the Expansion Limited Partner who is exercising the redemption right (the "Expansion Redeeming Partner"). The Expansion Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Assignee of any Expansion Limited Partner may exercise the rights of such Expansion Limited Partner pursuant to the exercise of this Section 8.4.I, and such Expansion Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Expansion Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Expansion Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Expansion Limited Partner.

            The Partnership hereby covenants not to dispose of its interest in any of the Expansion Properties prior to January 1, 2001. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Expansion Limited Partners of such disposition and each such Expansion Limited Partner may exercise its Expansion Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

            LXP agrees to enter into a Guaranty Agreement with the Partnership on the Expansion Partners Closing Date, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership under this Section 8.4.I to pay the Redemption Amount on the Specified Redemption Date, whereupon the Partnership shall acquire the Partnership Units offered for redemption by the Expansion Redeeming Partner. Each of the Expansion Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Expansion Redeeming Partner as a sale of the Expansion Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Expansion Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Expansion Limited Partner Redemption Right.

                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

            Section 9.1 Records and Accounting

            The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate.

            Section 9.2 Fiscal Year

            The fiscal year of the Partnership shall be the calendar year.


                                   ARTICLE 10
                                   TAX MATTERS

            Section 10.1 Preparation of Tax Returns

            The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by the Additional Limited Partners for federal and state income tax reporting purposes.

            Section 10.2 Tax Elections

            Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code; provided that the General Partner shall make the election under Section 754 of the Code in accordance with applicable Regulations thereunder. The General Partner shall have the right to seek to revoke any such elections (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners.

            Section 10.3 Tax Matters Partner

            A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. The tax matters partner is authorized but not required, to take any action on behalf of the Partners of the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by law.

            B. The taking of any action and the incurring of any expense by the tax matters partner in connection with any such audit or proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

            C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

            Section 10.4 Withholding

            Each Additional Limited Partner hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Additional Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Additional Limited Partner pursuant to this Agreement. Any amount paid on behalf of or with respect to an Additional Limited Partner shall constitute a loan by the Partnership to such Additional Limited Partner which loan shall be repaid by such Additional Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to such Additional Limited Partner or (ii) the General

Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to Additional Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Additional Limited Partner. Any amounts payable by a Limited Partner hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full.


                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

            Section 11.1 Transfer

            A. The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which a Partner purports to assign all or any part of its Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by law or otherwise. The term "transfer" when used in this Article 11 does not include any redemption of Partnership Units by an Additional Limited Partner or acquisition of Partnership Units from an Additional Limited Partner by the General Partner pursuant to Section 8.4.

            B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

            Section 11.2 Transfer of Partnership Interests by the General Partner and the Initial Limited Partner

            A. The General Partner may not transfer any of its General Partner Interest except to the Initial Limited Partner or to LXP. The General Partner may not withdraw as General Partner except in connection with the complete transfer of its Partnership Interest as permitted hereunder.

            B. The Initial Limited Partner may not transfer any of its Partnership Interests, except to the General Partner or to LXP. The Initial Limited Partner may not withdraw as Initial

Limited Partner except in connection with the complete transfer of its Partnership Interest as permitted hereunder.

            C. If LXP acquires any or all of the Partnership Interests of the General Partner or the Initial Limited Partner as permitted hereunder, LXP agrees that it will not transfer any of its Partnership Interests, except to the Initial Limited Partner or to the General Partner. LXP may not withdraw as Partner except in connection with the complete transfer of any Partnership Interest as permitted hereunder.

            D. Any transferee who acquires a Partnership Interest under this
Section 11.2 may become a Substituted Additional Limited Partner, or a successor General Partner upon such terms specified by the General Partner, including the delivery to the General Partner of such documents or instruments, including powers of attorney, as may be required in the discretion of the General Partner in order to effect such Person's admission as a Partner.

            Section 11.3 Additional Limited Partners' Rights to Transfer

            A. Subject to the provisions of Section 11.3.E, no Additional Limited Partner shall have the right to transfer all or any portion of its Partnership Interest, or any of such Additional Limited Partner's rights as a Special Limited Partner, a Property Limited Partner, a Red Butte Limited Partner, or an Expansion Limited Partner, as the case may be, without the prior written consent of the General Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. Any purported transfer of a Partnership Interest by an Additional Limited Partner in violation of this Section 11.3.A shall be void ab initio and shall not be given effect for any purpose by the Partnership.

            B. If an Additional Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Additional Limited Partner's estate shall have all the rights of a Special Limited Partner, a Property Limited Partner, a Red Butte Limited Partner, or an Expansion Limited Partner, as the case may be, but no more rights than those enjoyed by other Special Limited Partners, Property Limited Partners, or Red Butte Limited Partners, as the case may be, for the purpose of settling or managing the estate and such power as the Incapacitated Additional Limited Partner possessed to transfer all or any part of its interest in the Partnership. The Incapacity of an Additional Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                                                                  EXECUTION COPY


                  C. The General Partner may prohibit any transfer otherwise permitted under Section 11.3.E by an Additional Limited Partner of his Partnership Units (i) if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal, state, or foreign securities laws or regulations applicable to the Partnership or the Partnership Units or, (ii) if the transferring Additional Limited Partner, fails or is unable to obtain and deliver to the Partnership, after request therefor is made by the General Partner, a legal opinion from counsel acceptable to the General Partner, addressed to the Partnership and the General Partner, that such registration is not required in connection with such transfer and that such transfer does not violate any federal, state or foreign securities laws or regulations applicable to the Partnership or the Partnership Units.

                  D. No transfer by an Additional Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or (ii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704(b) of the Code.

                  E. Notwithstanding the provisions of Section 11.3.A (but subject to the provisions of Section 11.3.C and 11.3.D), an Additional Limited Partner may, with or without the consent of the General Partner, transfer all or a portion of his Partnership Units to (i)(a) a member of his Immediate Family, or a trust for the benefit of a member of his Immediate Family, (b) an organization that qualifies under Section 501(c)(3) of the Code and that is not a private foundation within the meaning of Section 509(a) of the Code or (c) a partner in the Additional Limited Partner in a distribution by that Additional Limited Partner to its partners under the partnership agreement of such Additional Limited Partner or (ii) a lender as security for a loan made to or guaranteed by the Additional Limited Partner, provided that in connection with any such transfer the lender does not acquire greater rights with respect to the Partnership Units than those held by the transferring Additional Limited Partner.

                  Section 11.4      Substituted Additional Limited Partners

                  A. No Additional Limited Partner shall have the right to substitute a transferee in his place. The General Partner shall, however, have the right to consent to the

                                                                  EXECUTION COPY


admission of a transferee of the interest of an Additional Limited Partner pursuant to this Section 11.4 as a Substituted Additional Limited Partner which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Additional Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                  B. A transferee who has been admitted as a Substituted Additional Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of the transferor Additional Limited Partner under this Agreement.

                  C. Upon the admission of a Substituted Additional Limited Partner, the General Partner shall amend Exhibit A, where applicable, to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Additional Limited Partner, and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Additional Limited Partner.

                  Section 11.5      Assignees

                  If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 as an Additional Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive, distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Additional Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Special Limited Partners, Property Limited Partners, Red Butte Limited Partners, Expansion Limited Partners, or other Additional Limited Partners, where applicable, are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Additional Limited Partner desiring to make an assignment of Partnership Units.

                                                                  EXECUTION COPY


                  Section 11.6      General Provisions

                  A. No Additional Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Additional Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units under Section 8.4.

                  B. Any Additional Limited Partner who shall transfer all of his Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be an Additional Limited Partner upon the admission of an Assignee of such Partnership Units as a Substituted Additional Limited Partners. Similarly, any Additional Limited Partner who shall transfer all of his Partnership Units pursuant to a redemption of all of his Partnership Units under Section 8.4 shall cease to be an Additional Limited Partner.

                  C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

                  D. If any Partnership Unit is transferred or assigned in compliance with the provisions of this Article 11, or redeemed or transferred pursuant to Section 8.4 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Redeeming Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which a transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a transfer or a redemption occurs shall be allocated to the transferor Partner or the Redeeming Partner, as the case may be. All distributions of Operating Cash Flow attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and, in the case of a transfer or assignment other than a redemption, all distributions of Operating Cash Flow thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

                                                                  EXECUTION COPY


                                   ARTICLE 12
                              ADMISSION OF PARTNERS

                  Section 12.1      Admission of Subsequent Partner

                  No person shall be admitted as a Partner except in accordance with the terms of this Agreement and upon obtaining the consent of the General Partner. Any prospective Partner must submit to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, and (ii) such other documents or instruments, including powers of attorney, as may be required in the discretion of the General Partner in order to effect such Person's admission as a Partner.

                  A. The admission of any Person as a Subsequent Partner shall become effective on the date upon which the name of such Person is recorded in the books and records of the Partnership, following the consent of the General Partner to such admission.

                  B. If any Subsequent Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Subsequent Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Subsequent Partner occurs shall be allocated among all the Partners and Assignees including such Additional Limited Partner. All distributions of Operating Cash Flow with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Subsequent Partner, and all distributions of Operating Cash Flow thereafter shall be made to all the Partners and Assignees including such Subsequent Partner.

                  Section 12.2 Amendment of Agreement and Certificate of Limited Partnership

                  For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practicable an amendment of this Agreement (including an amendment of Exhibit A) and, if

                                                                  EXECUTION COPY


required by law, shall prepare and file an amendment to the Certificate.


                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

                  Section 13.1      Dissolution

                  The Partnership shall not be dissolved by the admission of Substituted Additional Limited Partners or Subsequent Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following ("Liquidating Events"):

                  A. the expiration of its term as provided in Section 2.5 hereof;

                  B. an event of withdrawal of the General Partner, as defined in the Act, unless (i) at the time of such event there is at least one remaining general partner of the Partnership who carries on the business of the Partnership (and each remaining general partner of the Partnership is hereby authorized to carry on the business of the Partnership in such an event) or (ii) within ninety (90) days after such event, all Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of such event, of LXP as the general partner of the Partnership (and LXP agrees to become a general partner of the Partnership);

                  C. entry of a decree of judicial dissolution of the Partnership pursuant to the provision of the Act; or

                  D. the sale of all or substantially all of the assets and properties of the Partnership.

                                                                  EXECUTION COPY


                  Section 13.2      Winding Up

                  A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator") shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom shall be applied and distributed in the following order:

                           (1)      First, to the satisfaction of all of the
Partnership's debts and liabilities, including all contingent, conditional or immature claims and obligations to creditors other than the Partners (whether by payment or the making of reasonable provision for payment thereof);

                           (2)      Second, to the payment and discharge of all
of the Partnership's debts and liabilities to the General Partner;

                           (3)      Third, to the payment and discharge of all
of the Partnership's debts and liabilities to the other Partners;

                           (4)      The balance if any, to the Partners in
accordance with the positive Capital Account balances of the Partners, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

                  B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and

                                                                  EXECUTION COPY

absolute discretion (subject to its obligation to gradually settle and close the Partnership's business under Section 17-803 of the Act), defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors).

                  Section 13.3      Negative Capital Accounts

                  A. Except as provided in this Section 13.3, no Partner, general or limited, shall be liable to the Partnership or to any other Partner for any negative balance outstanding in each such Partner's Capital Account, whether such negative Capital Account results from the allocation of Net Losses, or other items of deduction and loss to such Partner or from distributions to such Partner.

                  B. Subject to Section 13.3.C, if any Special Limited Partner on the date of the "liquidation" of his respective interest in the Partnership (within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g)), including a redemption under Section 8.4, would, following a hypothetical sale of Partnership assets and the liquidation of the Partnership, have a negative balance in his Capital Account, then such Special Limited Partner shall contribute in cash to the capital of the Partnership the amount required to increase his Capital Account as of such date to zero. Any such contribution required of such Special Limited Partner hereunder shall be made on or before the later of (i) the end of the Partnership Year in which the interest of such Special Limited Partner is liquidated or (ii) the ninetieth (90th) day following the date of such liquidation.

                  C. After the death of a Special Limited Partner, the executor of the estate of such Special Limited Partner may elect to reduce (or eliminate) the deficit Capital Account restoration obligation of such Special Limited Partner. Pursuant to Section 13.3.B. such election may be made by such executor by delivering to the General Partner within two hundred seventy (270) days of the death of such Special Limited Partner a written notice setting forth the maximum deficit balance in his Capital Account that such executor agrees to restore under Section 13.3.B, if any. If such executor does not make a timely election pursuant to this Section 13.3.C (whether or not the balance in his Capital Account is negative at such time), then a Special Limited Partner's estate (and the beneficiaries thereof who receive distribution of Partnership Units therefrom) shall be deemed to have a deficit Capital Account restoration obligation as set forth pursuant to the terms of Section 13.3.B.

                                                                  EXECUTION COPY

                  Section 13.4      Deemed Distribution and Recontribution

                  Notwithstanding any other provision of this Article 13, in the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B hereto, the Partnership shall be deemed to have distributed the property in kind to the Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have re-contributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

                  Section 13.5      Rights of the Limited Partners

                  Except as otherwise provided in this Agreement, the Limited Partners shall look solely to the assets of the Partnership for the return of its Capital Contribution and shall have no right or power to demand or receive property other than cash from the Partnership.

                  Section 13.6      Waiver of Partition

                  Each Partner hereby waives any right to partition of the Partnership property.


                                   ARTICLE 14
                       AMENDMENT OF PARTNERSHIP AGREEMENT

                  Section 14.1      Amendments

                  A. This Agreement may be amended with the consent of the General Partner, the Initial Limited Partner, and the Special Limited Partners representing a majority of Partnership Units held by such Special Limited Partners, but such amendments shall not require the approval of any Additional Limited Partners other than the Special Limited Partners.

                  B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent of any other

                                                                  EXECUTION COPY

Partner to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                           (1) to add to the obligations of the General Partner
or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                           (2) to reflect the admission, substitution,
termination, or withdrawal of Partners in accordance with this Agreement;

                           (3) to set forth the designation, rights, powers,
duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.2.A hereof;

                           (4) to reflect a change that is of an inconsequential
nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                           (5) to satisfy any requirements, conditions, or
guidelines contained in any order, directive, opinion, ruling, or regulation of a federal or state agency or contained in federal or state law.

The General Partner shall provide notice to the other Partners when any action under this Section 14.1.B is taken.

                  C. Notwithstanding Sections 14.1.A and 14.1.B hereof, this Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partner interest, (ii) modify the limited liability of a Limited Partner in a manner adverse to such Partner, (iii) alter or modify the Redemption Right and REIT Shares Amount as set forth in Section 8.4 in a manner adverse to such Partner, or (iv) amend this Section 14.1.C. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the consent specified in that section.

                                                                  EXECUTION COPY

                                   ARTICLE 15
                               GENERAL PROVISIONS

                  Section 15.1      Addresses and Notice

                  Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

                  Section 15.2      Titles and Captions

                  All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

                  Section 15.3      Pronouns and Plurals

                  Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Each reference herein to Partnership Units held by the General Partner, a Special Limited Partner, a Property Limited Partner or a Red Butte Limited Partner shall be deemed to be a reference to Partnership Units held by such Partner in its role as such.

                  Section 15.4      Further Action

                  The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

                                                                  EXECUTION COPY

                  Section 15.5      Binding Effect

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

                  Section 15.6      Waiver

                  No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver or any such breach or any other covenant, duty, agreement or condition.

                  Section 15.7      Counterparts

                  This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affirming its signature hereto.

                  Section 15.8      Applicable Law

                  This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

                  Section 15.9      Invalidity of Provisions

                  If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

                                                                  EXECUTION COPY

                  Section 15.10     Entire Agreement

                  This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes the Prior Agreements and any other prior written or oral understandings or agreements among them with respect thereto.

                   IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first written above.


                         GENERAL PARTNER:
                         Lex GP-1, Inc.

                         By____________________________
                           Name:
                           Title:

                         LIMITED PARTNER:
                         Lex LP-1, Inc.

                         By____________________________
                           Name:
                           Title:

                         LEXINGTON CORPORATE
                         PROPERTIES, INC.

                         By____________________________
                           Name:
                           Title:

                         PROPERTY LIMITED PARTNERS

                         By____________________________
                           On behalf of the Property
                           Limited Partners set forth
                           on Exhibit A


                         RED BUTTE LIMITED PARTNERS

                                                  By____________________________
                                                    On behalf of the Red Butte
                                                    Limited Partners set forth
                                                    on Exhibit A

                                                  EXPANSION LIMITED PARTNERS


                                                  By____________________________
                                                    On behalf of the Expansion
                                                    Limited Partners set forth
                                                    on Exhibit A

                                    EXHIBIT A
               PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                   Capital            Partnership       Percentage               Redemption
Name and Address of Partner                       Contribution           Units           Interest               Exercise Date

GENERAL PARTNER
---------------
Lex GP-1, Inc.                                     $100                60,652              .5701%                      N/A

LIMITED PARTNER
---------------
Lex LP-1, Inc.                                     $100               6,124,261           57.562%                      N/A

SPECIAL LIMITED PARTNERS
------------------------
Douglas S. Altabef                                  ___                   6,556            .0616%                      N/A

The LCP Group, L.P.                                 ___                  28,057            .2637%                      N/A


Antony E. Monk                                      ___                 4,065.5            .0382%                      N/A

Ellen C. Monk                                       ___                 4,065.5            .0382%                      N/A

Terrell R. Peterson Trust dtd.                      ___                   2,608            .0245%                      N/A
4/5/90

E. Robert Roskind                                   ___                  41,813            .3930%                      N/A

Richard J. Rouse                                    ___                  16,063            .1510%                      N/A

Edward C. Whiting                                   ___                   9,001            .0846%                      N/A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                   Capital                   Partnership       Percentage        Redemption
Name and Address of Partner                       Contribution                  Units           Interest        Exercise Date

PROPERTY LIMITED PARTNERS

1)  Barngiant Livingston(1)                                                                                     March 1, 2004

Howard P. Doerr                                             1                      7,804            .0733%

Edward G. Gilbert                                           .5                     3,902            .0367%

John Heubel                                                .25                     1,951            .0183%

Leone Heubel                                               .25                     1,951            .0183%

Estate of Jacob M. Kirschner                                1                      7,804            .0733%

Kirschner Brothers Oil Co.                                 2.5                    19,510            .1834%

The Marital Trust                                           1                      7,804            .0733%

U/W Isadore L. Kirschner

Alvin E. Levine                                             1                      7,804            .0733%

Antony E. Monk                                             .001                      406            .0038%

Ellen C. Monk                                              .001                      406            .0038%

Harry Pomerantz                                            1.5                    11,706            .1100%

Alex Silverman TTEE                                         .5                     3,902            .0367%

Roy Swarzman                                                .5                     3,902            .0367%

Barnes Properties, Inc.                                     .2                       797            .0075%
  (economic interest only)

2)  Barnhale Modesto                                                                                            February 1, 2006

Roger Brooks                                                                       1,655            .0156%

Jeffrey Caspe                                             115.5                    4,967            .0467%

Richard Caspe                                               77                     3,311            .0311%

Richard Jacobson                                                                   3,311            .0311%

Bernard H. Kaplan                                           77                     3,311            .0311%

Dwight L. Long Trust                                                               1,655            .0156%


(1) For purposes of Section 5.1, Property Limited Partners that contributed interests in Barngiant Livingston (except for Kirschner Brothers Oil Co. and The Marital Trust U/W Isadore L. Kirschner) shall be entitled to cash distributions of $2,100 annually in 1996 through 2003, and $350 in 2004.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage              Redemption
Name and Address of Partner                             Contribution           Units           Interest              Exercise Date


Albert J. Mintzer, Trustee                                 38.5                    1,656            .0156%
Albert J. Mintzer Revocable
Trust dtd 3/24/92

Estate of Thomas S. Nurnberger                                                     1,655            .0156%

Jack Pester                                                 77                     3,311            .0311%

Norman Rips                                               19.25                    1,656            .0156%

Sheldon I. Rips                                           19.25                    1,655            .0156%

Robert E. Runice                                                                   1,655            .0156%

Renee G. Rubinow Soskin Trust                                                      1,655            .0156%

William A. Stauffer                                       19.25                    1,656            .0156%

E. Robert Roskind                                          20.2                      872            .0082%
 (economic interest only)

Barnes Properties, Inc.                                    20.2                      871            .0082%
 (economic interest only)

                                                                                                                     March 1, 2005
3)  Barnes Rockshire

Daniel R. Baty                                              1                      3,672            .0345%

Gordon Chalmers                                             1                      3,672            .0345%

Charles W. Coker, Jr.                                       1                      3,672            .0345%

Richard M. Durwood                                         1.5                     5,508            .0518%

William Fromm                                               1                      3,672            .0345%

The Residuary Trust                                         .5                     1,836            .0173%
U/W Isadore L. Krischner

Antony E. Monk                                             .001                        4           .00004%

Ellen C. Monk                                              .001                        4           .00004%

Albert Silverman                                            1                      3,672            .0345%

Alex Silverman TTEE                                         1                      3,672            .0345%

R. James Thornton                                           1                      3,672            .0345%

Robert Wolf                                                 1                      3,672            .0345%

Barnes Properties, Inc.                                     .5                     1,933            .0182%
  (economic interest only)

4)  Barnvyn Bakersfield                                                                                              January 1, 2003

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage              Redemption
Name and Address of Partner                             Contribution           Units           Interest              Exercise Date

John P. Jennings                                                                   6,257            .0588%

Robert Miller                                              1.47                    5,485            .0516%

William D. Kimpton                                         .26                       978            .0092%

Barnes Properties, Inc.                                    .26                       978            .0092%
  (economic interest only)

5)  Barnhech Montgomery(2)                                                                                           May 1, 2006

Ralph A. Hart                                               1                      1,703            .0160%

Crestar Bank, Co-Ttee                                       1                      1,703            .0160%
   u/a dtd 1/31/86
with James A. Linen IV

Charles R. Perko                                            1                      1,703            .0160%

Rogers Living Trust, dtd 10/7/97                           .5                       852            .0080%
William A. Rogers III & Shirley Rogers

Herbert G. Roskind, Jr.                                    .5                       852            .0080%

Gary Smith                                                  1                      1,703            .0160%

Ralph S. Thomas                                             1                      1,703            .0160%

Hugh B. Wallis                                              .5                       852            .0080%

Barnes Properties, Inc.                                     .4                       695            .0065%
(economic interest only)


(2) For purposes of Section 5.1, Property Limited Partners that contributed interests in Barnhech Montgomery shall be entitled to cash distributions of $490 annually in 1996 through 2005, and $163 in 2006.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date

6)  Barnward Brownsville                                                                                         November 2, 2004

Aaron David Bear                                            1                      5,424            .0510%

Robert Bole                                                 1                      5,424            .0510%

Robert Leiserowitz                                          1                      5,424            .0510%

Barry Pidgeon                                               1                      5,424            .0510%

Harold Pidgeon                                              1                      5,424            .0510%

Gerald J. Riddle                                            1                      5,424            .0510%

E. Robert Roskind                                          .26                     1,428            .0134%
  (economic interest only)

Barnes Properties, Inc.                                    .26                     1,428            .0134%
  (economic interest only)

RED BUTTE LIMITED PARTNERS                                                                                       May 22, 1998

Barnes Properties, Inc.                                                              172            .0016%

Partners of Barnshore Associates

- E. Robert Roskind                                                                4,245            .0399%

- Ellen C. Monk                                                                    2,122            .0199%

- Antony E. Monk                                                                   2,123            .0200%

- Richard J. Rouse                                                                 2,123            .0200%

- Edward C. Whiting                                                                2,123            .0200%

- Steven Boughner                                                                  2,123            .0200%

- Peter Kinnunen                                                                   1,061            .0100%

- Terrell R. Peterson
  Trust dtd. 4/5/90                                                                1,061            .0100%

Abbott, Mary I.                                                                   16,921            .1590%

Babush, R.K.                                                                       1,811            .0170%

Baer, Verdilla                                                                    33,842            .3181%

Becker, Warren J.                                                                 16,921            .1590%

Sharon Bracken, Trustee, Sharon
Bracken Marital Trust                                                             33,842            .3181%

Calkins, Windsor & Judy                                                           16,921            .1590%

Cherrington, James S.                                                             16,921            .1590%

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date


Dallas, Robert H. (Sr.)                                                           16,921            .1590%

Danzig, Murray                                                                    33,842            .3181%

Diversi, Henry L. (Jr.)                                                           10,861            .1021%

Dodds, W. Douglas                                                                 16,921            .1590%

Dye Investment Properties #1                                                      33,842            .3181%

Ebrahimian, Moosa                                                                 33,842            .3181%

Falconer Family Limited                                                           33,842            .3181%
Partnership

Flake, Rodney J.                                                                  16,921            .1590%

The Bud and Mary Lou Flocchini                                                    16,921            .1590%
Partnership

The Armando J. and Lena                                                           16,921            .1590%
Flocchini Family Partnership

Gilbert, Peter G.                                                                  5,431            .0510%

Golia, Dominick T.                                                                37,236            .3500%

Harrington, Thomas J.                                                             20,315            .1909%

Healey, Thomas J.                                                                  3,734            .0351%

Irvin, Tinesley H.                                                                10,862            .1021%

Jacobs, Randolph                                                                  33,842            .3181%

Jenkins, Edward M.                                                                16,921            .1590%

Jones, Billy Ray                                                                   5,431            .0510%

Jones, J. Curtis                                                                   2,716            .0255%

Kadish, Rosalyn S.                                                                 2,716            .0255%

Kenyon Trust                                                                      38,594            .3627%

Kornman, J.S.                                                                      1,810            .0170%

Kotkins, Henry L. (Jr.)                                                           33,842            .3181%

Kotkins, Henry L. (Sr.)                                                           33,842            .3181%

Kremers, Joseph A.                                                                33,842            .3181%

Krone, Howard B.                                                                   8,147            .0766%

Legum, Steven F.                                                                   5,431            .0510%

Manlowe, Donald & Virginia                                                        33,842            .3181%

                                      A-6

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date


Maronick, E. Phil                                                                 33,842            .3181%

Martin, Eff W.                                                                     3,734            .0351%

Mathews, David P.                                                                 16,921            .1590%

Mazo, (Gerald)/Trust                                                               5,431            .0510%

McGonacle, Linda & Jim                                                            16,921            .1590%

Murphy, Chester M.                                                                16,921            .1590%

Neiman, H.F.                                                                       1,810            .0170%

Obernauer, Marne (Jr.)                                                            20,315            .1909%

Obie, Gordon T.                                                                   16,921            .1590%

Post, Allen W. (Jr.)                                                              10,862            .1021%

Price, Gerald E.                                                                  16,921            .1590%

Rhoad, Estate of Guy C.                                                           37,236            .3500%

Romney, Gloria Lynn & Clark                                                       20,315            .1909%
TTEES

Schaefer, Robert A.                                                                5,431            .0510%

Schubach, Robert M.                                                               33,842            .3181%

Schwartz, Richard J.                                                              33,842            .3181%

Sherry, Henry I.                                                                   5,431            .0510%

Stephenson, Leroy                                                                 33,842            .3181%

Stewart, Faye H.                                                                  16,921            .1590%

Strimatter, Paul L. & Joann H.                                                    16,921            .1590%

Todd, Geils                                                                       33,842            .3181%

Weaver, Terry M.                                                                  33,842            .3181%

Whitmore, George M. (Jr.)                                                          5,431            .0510%

John C. Williams Trustee, Red                                                      2,716            .0255%
Butte Creek Trust

Young, Raymond                                                                     5,431            .0510%

The LCP Group, L.P.                                                              104,704            .9841%

Richard J. Rouse                                                                   9,302            .0874%

EXPANSION LIMITED PARTNERS

1)  Toy Properties Associates II                                                                                January 15, 1999

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date

Carolyn A. Butler                                                                    854            .0080%

Lee C. Butler                                                                        854            .0080%

Robert C. Dickson                                                                  1,707            .0160%

Patricia E. Dupree                                                                 1,707            .0160%

Robert L. Dupree                                                                   1,707            .0160%

Dr. John M. Gallus                                                                 1,707            .0160%

W.C. Gilbert                                                                       3,414            .0321%

Robert Hecht                                                                       1,707            .0160%

Lawrence N. Johnson                                                                1,707            .0160%

James R. Keller                                                                    1,707            .0160%

Oliver W. Lund                                                                     1,707            .0160%

David L. Mitchell                                                                  1,707            .0160%

Lawrence E. Mulkerin                                                               1,707            .0160%

Bonnie Jo Nay                                                                        854            .0080%

Wayne H. Nay                                                                         853            .0080%

James E. Rottsolk                                                                  1,707            .0160%

Dr. Allen Ruth                                                                     1,707            .0160%

Earl L. Sherron, Jr.                                                               1,707            .0160%

John F. Steiner                                                                    1,707            .0160%

Joseph F. Sutter                                                                   1,707            .0160%

WAT Enterprises Limited                                                            1,707            .0160%
Partnership

Mary Lou Tillay                                                                    1,707            .0160%

Carol Anne Zavrski                                                                 1,707            .0160%

Frances L. Zavrski                                                                 1,707            .0160%

O.K.O.W. Investors                                                                22,619            .2126%
(Special LP)

The LCP Group, L.P.                                                               18,065            .1698%

Richard J. Rouse                                                                   4,696            .0441%

E. Robert Roskind                                                                    327            .0031%

Antony E. Monk                                                                       163            .0015%

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date


Ellen C. Monk                                                                        163            .0015%

Edward C. Whiting                                                                    196            .0018%

Terrell R. Peterson Trust dtd.                                                       131            .0012%
4/5/90

Peter Kinnunen                                                                       131            .0012%

2)  Toy Properties Associates V                                                                                  January 15, 1999

Leonard V. Ackermann, DDS                                                            778            .0073%

George L. and Donna L. Adams                                                         778            .0073%

9401 Ashley L.P.                                                                     778            .0073%

John R. Bedingfield, Jr., MD                                                         778            .0073%

Stephen P. Boger, DDS                                                                778            .0073%

James L. Bridge, Jr.                                                                 778            .0073%

John Richard Burg, MD                                                                778            .0073%

Eva P. Csathy                                                                        778            .0073%

Archie R. and Nancy H. Dykes                                                         778            .0073%

George W. Flynn                                                                      778            .0073%

Gordon G. Fowler                                                                     778            .0073%

Gwendolyn Hillinger                                                                  778            .0073%

Burton J. Iverson                                                                    778            .0073%

Douglas A. Jensen                                                                    778            .0073%

James P. Larkin                                                                      778            .0073%

W. Jack Lovern                                                                       778            .0073%

Miles A. Nelson                                                                      778            .0073%

Terry O. Noble                                                                       778            .0073%

Michael D. O'Leary, DDS                                                              778            .0073%

Ruth P. Ruben                                                                        778            .0073%

Thomas T. Schattenberg                                                               778            .0073%

Robert and Kathleen Schlangen                                                        778            .0073%

Thomas E. and Connie J. Taff                                                         778            .0073%

Luis W. and Pacita Tam                                                               778            .0073%

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date

The LCP Group, L.P.                                                                9,601            .0902%

Richard J. Rouse                                                                   1,958            .0184%

E. Robert Roskind                                                                    238            .0022%

Antony E. Monk                                                                       119            .0011%

Ellen C. Monk                                                                        119            .0011%

Edward C. Whiting                                                                    146            .0014%

Terrell R. Peterson Trust dtd.                                                        97            .0009%
4/5/90

Peter Kinnunen                                                                        97            .0009%

Francois Letaconnoux                                                                  51            .0005%

3)  Fort Street Partners                                                                                         January 15, 2006

Marilyn Anixter Allen                                                              2,262            .0213%

Robert M. Arnold                                                                   6,855            .0644%

Fred R. Backer                                                                     6,855            .0644%

Clifford C. Burton                                                                 6,855            .0644%


Carole Anixter Cohen                                                               2,331            .0219%

Uwarda Day                                                                         6,855            .0644%

Donald De Pinto, MD                                                                6,855            .0644%

Joan Dubin                                                                         3,428            .0322%

The Estate of Mary Fisk                                                            6,855            .0644%
Kathleen Ames, Executor

Robert Fisk                                                                        6,855            .0644%

James Flood                                                                       27,420            .2577%

Yvonne Anixter Goddard                                                             2,262            .0213%

John Gosselin                                                                      6,855            .0644%

Bruce A. Gregga                                                                    6,855            .0644%

David Haley                                                                        6,855            .0644%

Guenther P. Koenkow                                                                6,855            .0644%

Leonard and Caroline S. Lorberbaum                                                13,710            .1289%

Keith O. Marks                                                                     6,855            .0644%

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                          Capital           Partnership       Percentage            Redemption
Name and Address of Partner                             Contribution           Units           Interest           Exercise Date

Spencer J. Marks                                                                   3,427            .0322%

Fred Meijer                                                                        6,855            .0644%

Averell H. Mortimer                                                                6,855            .0644%

David Mortimer                                                                     6,855            .0644%

Gary W. Rollins                                                                   13,710            .1289%

R. Randall Rollins                                                                13,710            .1289%

W. Dieter Tede                                                                     6,855            .0644%

C. Joseph Tyree                                                                    6,855            .0644%

Marvin L. White                                                                    6,855            .0644%

Stephen P. Glennon                                                                 1,662            .0156%

E. Robert Roskind                                                                    208            .0020%

Richard J. Rouse                                                                   4,023            .0378%       January 15, 1999

The LCP Group, L.P.                                                               13,444            .1264%       January 15, 1999

                                                                  EXECUTION COPY

         As a result of the merger of the Partnership with Pacific Place Partners Ltd. ("Pacific Place") on March 10, 1997, the General Partner has authorized the issuance of Partnership Units to all former partners of Pacific Place (the "Pacific Place Limited Partners") in the amounts specified on Exhibit A-1 attached hereto and made a part hereof. For purposes of applying the terms and conditions of the Partnership Agreement, the Pacific Place Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, each Pacific Place Limited Partners shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Pacific Place Limited Partners. Taxable income shall be specially allocated to the Pacific Place Limited Partners in an amount equal to, but not in excess of, the cash distributed to the Pacific Place Limited Partners; provided, however, that the Pacific Place Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Pacific Place Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Pacific Place Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Pacific Place Limited Partners' negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on April 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Pacific Place Limited Partner shall have the right (the "Pacific Place Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Pacific Place Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Pacific Place Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Pacific Place Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Pacific Place Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Pacific Place Limited Partner who is exercising the redemption right (the "Pacific Place Redeeming Partner"). The Pacific Place Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Pacific Place Limited Partner may exercise the redemption rights of such Pacific Place Limited Partner, and such Pacific Place Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Pacific Place Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Pacific Place Limited Partner.

         The Partnership Units held by the Pacific Place Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         The Partnership hereby covenants not to dispose of its interest in those certain properties located at 6 Doughton Rd., New Kingston, Pa., 34 E. Main St., New Kingston, Pa., and 245 Salem Church Rd., Mechanicsburg, Pa., (the "Replacement Property") prior to March 1, 2002 without the prior consent of the holders of fifty one percent (51%) of the Partnership Units held by Pacific Place Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to dispose of the Replacement Property, the Partnership agrees to use its best efforts to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to April 15, 1999, then the General Partner shall provide prompt written notification to the Pacific Place Limited Partners of such disposition and each such Pacific Place Limited Partner may exercise its Pacific Place Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Pacific Place Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Pacific Place Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Pacific Place Redeeming Partner as a sale of the Pacific Place Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Pacific Place Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Pacific Place Limited Partner Redemption Right.

               PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                         Capital           Partnership       Percentage        Redemption Exercise
           Name and Address of Partner                 Contribution           Units           Interest                Date

PACIFIC PLACE LIMITED PARTNERS                                                                                   April 15, 1999
------------------------------

Dr. Stuart D. Aaron                                                                 1,543           .0145%

Dr. Kenneth H. Adler                                                                  772           .0073%

Dr. Norman I. Agin                                                                  1,543           .0145%

James J. Akers, Trustee                                                               771           .0072%
  u/a dated 12/28/90

Phyllis M. Akers, Trust                                                               772           .0073%

A.C. Leadbetter & Son, Inc. c/o                                                     6,216           .0584%
Ray Oak

Douglas J. Backman                                                                  1,543           .0145%

C. Peter Beler                                                                      1,543           .0145%

William C. Butcher                                                                    386           .0036%

Shoppers Village Associates                                                         1,543           .0145%
c/o Steven H. Caller

Steven H. Caller                                                                    1,188           .0112%

Chappy Partners                                                                    72,000           .6767%

Louis G. Chiodini                                                                     772           .0073%

Harry S. Cohen                                                                      1,543           .0145%

Robert S. Cohen                                                                     1,543           .0145%

Dr. Robert L. Diaz                                                                  3,085           .0289%

Marvin J. Dolinka                                                                     772           .0073%

William D. Evans                                                                    1,543           .0145%

Elizabeth A. Fendell                                                                  772           .0073%

Dr. Gerald Finerman                                                                 1,543           .0145%

Ronald T. Fredette                                                                  2,314           .0217%

David Freishtat and                                                                 1,157           .0109%
Paul Sandler

Jack Goldsmith                                                                        385           .0036%

Dr. & Mrs. Mithlesh Govil                                                           1,543           .0145%

Marilyn R. Heller Trust                                                             1,543           .0145%

               PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS



                                                         Capital           Partnership       Percentage        Redemption Exercise
           Name and Address of Partner                 Contribution           Units           Interest                Date

Joe M. Henson                                                                       1,543           .0145%

Gloria Hillman                                                                        771           .0072%

Dr. Phillip L. Horowitz                                                             1,543           .0145%

Investment Capital Associates                                                       1,619           .0152%

ICA Pacific Place, Inc.                                                             3,373           .0317%

John C. Isaacs, III Ranch, Ltd.                                                     1,543           .0145%

Sam S. Isaacs Ranch, Ltd.                                                           1,542           .0145%

Marsha Caller Jaffee                                                                1,188           .0112%

Dr. Bernard J. Judis                                                                  771           .0072%

David A. Katz                                                                         772           .0073%

Jay Latterman and                                                                     385           .0036%
   Jack Goldsmith

Earl M. Latterman                                                                     772           .0073%

Bernard B. Latterman                                                                  772           .0073%

King Laughlin                                                                       1,687           .0159%

Stephen P. Lawrence                                                                89,300           .8393%

Morris S. Lefton                                                                    1,543           .0145%

Martin C. Leibowitz                                                                98,906           .9296%

Barry Z. Liber                                                                      3,085           .0290%

Ronald U. Lurie                                                                       772           .0073%

John McCallum                                                                       1,620           .0152%

Richard G. McCauley                                                                 1,543           .0145%

Warren G. Moses                                                                     1,543           .0145%

Richard Mrad                                                                        5,399           .0507%

Dr. Vijayachandra S. Nair                                                           1,543           .0145%

William Osterman Trust dtd                                                          1,543           .0145%
8/26/88

Godfrey P. Padberg                                                                  1,543           .0145%

               PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS


                                                         Capital           Partnership       Percentage        Redemption Exercise
           Name and Address of Partner                 Contribution           Units           Interest                Date

Pell Holdings                                                                      56,000           .5263%

Irving L. Peterson                                                                  1,543           .0145%

John Allen Pierce                                                                   1,687           .0159%

Dr. Sonja S. Pinsky                                                                 1,543           .0145%

Lawrence Raskin                                                                     1,296           .0122%

C & H Rauch Inc.                                                                    6,171           .0580%

Ernest E. & Mary B. Renaud                                                          1,543           .0145%

RMS Associates                                                                     52,500           .4934%

Irwin S. Rosenbloom                                                                 1,543           .0145%

Irving Rosenstein                                                                   1,188           .0112%

Arthur R. Salomon                                                                   2,314           .0217%

David Sandler & Paul Freishtat                                                        386           .0036%

Dr. Sylvan Sarasohn                                                                 1,543           .0145%

Dr. Michael J. Schou                                                                1,543           .0145%

Antonia Shusta                                                                        386           .0036%

Dr. William R. Sloan                                                                1,543           .0145%

Irving Spivack                                                                        772           .0073%

Jeffrey P. Stern                                                                    1,543           .0145%

Dr. William Sternfeld                                                               1,543           .0145%

Dr. Norman A. Stokes                                                                  771           .0072%

Dr. & Mrs. Jo M. Teague                                                             1,543           .0145%

James M. Tushman                                                                    1,543           .0145%

Thomas E. Tushman                                                                     771           .0072%

Dr. & Mrs. Irving Waldman                                                             771           .0072%

Mr. & Mrs. Neil Wolfson                                                             1,543           .0145%

Andrew S. Wolfson                                                                   1,543           .0145%

                                                                  EXECUTION COPY

         As a result of the contribution of the interests in the Phoenix Hotel Associates Limited Partnership ("Phoenix") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former partners of Phoenix (the "Phoenix Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Phoenix Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Phoenix Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

         For purposes of Section 5.1 of the Partnership Agreement, each Phoenix Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

         For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Phoenix Limited Partners. Pursuant to the General Partners' authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Phoenix Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Phoenix Limited Partners; provided, however, that the Phoenix Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Phoenix Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are

                                                                  EXECUTION COPY

allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Phoenix Limited Partners, the Savannah Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Phoenix Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Phoenix Limited Partners' negative capital accounts.

         For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Phoenix Limited Partner shall have the right (the "Phoenix Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Phoenix Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Phoenix Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Phoenix Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Phoenix Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Phoenix Limited Partner who is exercising the redemption right (the "Phoenix Redeeming Partner"). The Phoenix Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Phoenix Limited Partner may exercise the redemption rights of such Phoenix Limited Partner, and such Phoenix Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee

                                                                  EXECUTION COPY

on behalf of such Phoenix Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Phoenix Limited Partner.

         The Partnership Units held by the Phoenix Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

         The Partnership hereby covenants not to permit Phoenix to dispose of its interest in those certain properties acquired by Phoenix in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Phoenix and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Phoenix Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Phoenix to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Phoenix to structure such a disposition as an exchange that meets the requirements of Code Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Phoenix Limited Partners of such disposition and each such Phoenix Limited Partner may exercise its Phoenix Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Phoenix of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Phoenix Limited Partners and shall cause LCIF to distribute cash to the Phoenix Limited

                                                                  EXECUTION COPY

Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

         LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Phoenix Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Phoenix Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Phoenix Redeeming Partner as a sale of the Phoenix Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Phoenix Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Phoenix Limited Partner Redemption Right.

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

Name and Address of                           Capital                   Partnership     Percentage               Redemption
    Partner                                 Contribution                   Units         Interest                   Date
    -------                                 ------------                   -----         --------                   ----
PHOENIX LIMITED                            (Class A Units                                                      January 15, 1999
PARTNERS                                    Contributed)
James Berdell                                    .25                       12,272         .1153%

Kemp Biddulph                                    .5                        24,546         .2307%
Revocable Trust dtd.
5/6/83

Charles A. Clarkson                              .67                       22,892         .2152%

Blair E. Clarkson                                                             250         .0023%

Thomas B. Clarkson                                                            250         .0023%

John H. Clarkson                                                              250         .0023%

Robert W. Clarkson as                                                         250         .0023%
custodian for John
Robert Wittman

deWilde Family Trust                             .25                       12,273         .1154%
dtd. 6/21/90

Emlen Ehrlich                                   .125                        6,136         .0577%

Richard T. Flaute                                .5                        24,546         .2307%

Frederick Frank                                  .5                        24,546         .2307%

Fremar Company                                  .1425                       6,996         .0658%

Richard J. Guggenhime                           .125                        6,136         .0577%

Paul Myron Haas Trust                            .5                        24,546         .2307%

Jerome L. Heard, M.D.                            .5                        24,546         .2307%

Samuel I. Hellman                                1.0                       49,093         .4614%

Richard R. Huffman                               .07                        3,436         .0323%

Benjamin Jagendorf,                              1.0                       49,093         .4614%
M.D.

Edward J. Ledder,                                1.0                       49,093         .4614%
Trustee
Edward J. Ledder Rev.
Trust u/a/d 4/6/90

Karl L. Matthies                                 .25                       12,272         .1153%

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

Name and Address of                           Capital                   Partnership     Percentage               Redemption
    Partner                                 Contribution                   Units         Interest                   Date
    -------                                 ------------                   -----         --------                   ----
Ventana Canyon, Inc.                             .25                       12,272         .1153%

Potter Family Trust                              .5                        24,546         .2307%
u/a dtd 7/24/98 -
Bruce G. Potter and
Elizabeth B. Potter,
Trustees

E. Robert Roskind                                .25                       12,272         .1153%

Ann B. Schroeder TTEE                            1.0                       49,093         .4614%
Robert E. & Ann B.
Schroder Marital
Trust U/A dtd. 1/7/82

William T. Seed, M.D.                           .335                       16,446         .1546%

Benjamin N. Simon                                .5                        24,546         .2307%

Terri Simon                                      .5                        24,546         .2307%

Ellen B. Soref TTEE                              .5                        24,546         .2307%
Ellen Barbara Soref
Intervivos Trust

Lewis J. Thaler                                  .5                        24,546         .2307%

                                           (Class B Units
                                            Contributed)

E. Robert Roskind                                7.5                      344,663         3.239%

Paul Leach                                       1.0                       30,000         .2820%

Ventana Canyon Inc.                              2.5                      114,887         1.080%

Terrell R. Peterson                              1.6                       73,528         .6911%
Trust
dtd. 4/5/90

Barnnix, Inc.                             1% G.P. interest                 33,957         .3192%

             As a result of the contribution of the interests in the Savannah Waterfront Hotel LLC ("Savannah") on January 29, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to those former members of Savannah (the "Savannah Limited Partners") electing to contribute all or a portion of their interests to the Partnership. Each Savannah Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Savannah Limited Partners shall be Partners of the Partnership with the rights and obligations of Additional Limited Partners.

             For purposes of Section 5.1 of the Partnership Agreement, each Savannah Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on January 30, 1998.

             For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Savannah Limited Partners. Pursuant to the General Partners' authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Savannah Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Savannah Limited Partners; provided, however, that the Savannah Limited Partners shall be allocated taxable income (i) as otherwise required in Exhibit B and C of the Partnership Agreement, and (ii) resulting from the transaction in which the Replacement Property (as defined below) was acquired. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Savannah Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Savannah Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Savannah Limited Partners' negative capital accounts.

             For purposes of Section 8.4 of the Partnership Agreement, on January 15, 1999, and on each January 15, April 15, July 15 and October 15 thereafter (each a "Notice Date"), each Savannah Limited Partner shall have the right (the "Savannah Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Savannah Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Savannah Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Savannah Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Savannah Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Savannah Limited Partner who is exercising the redemption right (the "Savannah Redeeming Partner"). The Savannah Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of any Savannah Limited Partner may exercise the redemption rights of such Savannah Limited Partner, and such Savannah Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Savannah Limited Partner, the Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Savannah Limited Partner.

             The Partnership Units held by the Savannah Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

             The Partnership hereby covenants not to permit Savannah to dispose of its interest in those certain properties acquired by Savannah in connection with its rights under that certain Exchange Agreement dated December 29, 1997 between Savannah and Security Trust Company (the property so acquired, the "Replacement Property") prior to January 1, 2003 without the prior consent of the holders of fifty-one percent (51%) of the Partnership Units held by Savannah Limited Partners, except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust. In any event in which the Partnership determines to cause Savannah to dispose of the Replacement Property, the Partnership agrees to use its best efforts to cause Savannah to structure such a disposition as an exchange that meets the requirements of Code
Section 1031. Notwithstanding the foregoing, if the Partnership does dispose of its interest prior to January 15, 1999, then the General Partner shall provide prompt written notification to the Savannah Limited Partners of such disposition and each such Savannah Limited Partner may exercise its Savannah Limited Partner Redemption Right on the last Business Day of the calendar year in which such disposition occurs or, if later, ten (10) Business Days following the consummation of such transaction. In addition, if the Code Section 1031 exchange described in the Exchange Agreement does not take place, or if such exchange does not result in a deferral of all of the gain that would have been recognized upon the sale by Savannah of the Relinquished Property (as defined in the Exchange Agreement), then the General Partner shall provide prompt written notification to the Savannah Limited Partners and shall cause LCIF to distribute cash to the Savannah Limited Partners in redemption of the portion of their LCIF Units corresponding to the portion of the value of the Relinquished Property which is treated as transferred in a taxable transaction.

             LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Savannah Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Savannah Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Savannah Redeeming Partner as a sale of the Savannah Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. Each Savannah Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Savannah Limited Partner Redemption Right.

                                               Capital               Partnership     Percentage                Redemption
Name and Address of Partner                  Contribution               Units         Interest               Exercise Date
---------------------------                  ------------               -----         --------               -------------
SAVANNAH LIMITED PARTNERS                       (Units                                                     January 15, 1999
                                             Contributed)
H. Mitchell Dunn, Jr.                           1,100                  157,447          1.480%

Elizabeth C.  Dunn                               125                    17,891          .1682%
Eleanor M. Dunn                                  125                    17,891          .1682%
Terrell R. Peterson Trust                        125                    17,891          .1682%
dtd. 4/5/90
David Walsh                                      275                    39,361          .3700%

             As a result of the Partnership having entered into a Contribution Agreement with RBH Ventures, a Washington general partnership on May 8, 1998, pursuant to which the Partnership acquired 51.31% of the net equity value of certain real property located in the city of Anchorage, Alaska, on which is located a commercial building (the "Anchorage Property") from RBH, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to RBH (the "Anchorage Limited Partner"). The Anchorage Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Anchorage Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

             For purposes of Section 5.1 of the Partnership Agreement, the Anchorage Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

             For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Anchorage Limited Partner. Pursuant to the General Partner's authority in
Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Anchorage Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Anchorage Limited Partner; provided, however, that the Anchorage Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of
Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Anchorage Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte

Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Anchorage Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Anchorage Limited Partner's negative capital accounts.

             For purposes of Section 8.4 of the Partnership Agreement, on July 15, 1999, and on each July 15, October 15, January 15 and April 15 thereafter (each a "Notice Date"), the Anchorage Limited Partner shall have the right (the "Anchorage Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Anchorage Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Anchorage Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Anchorage Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Anchorage Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Anchorage Limited Partner who is exercising the redemption right (the "Anchorage Redeeming Partner"). The Anchorage Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Anchorage Limited Partner may exercise the redemption rights of the Anchorage Limited Partner, and the Anchorage Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Anchorage

Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Anchorage Limited Partner.

             The Partnership Units held by the Anchorage Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

             LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Anchorage Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Anchorage Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Anchorage Redeeming Partner as a sale of the Anchorage Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Anchorage Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Anchorage Limited Partner Redemption Right.

                                             Capital            Partnership         Percentage              Redemption
Name and Address of Partner               Contribution            Units             Interest               Exercise Date
---------------------------               ------------            -----             --------               -------------
ANCHORAGE LIMITED PARTNER                                                                                  July 15, 1999
Sarkowsky Family Limited                                          181,375            1.705%
Partnership

Ronald D. Crockett                                                 97,816            .9194%

             As a result of the Partnership having entered into a Contribution Agreement with Trademark Lancaster L.P., a Texas limited partnership ("Trademark Lancaster") on June 19, 1998, pursuant to which the Partnership acquired from Trademark Lancaster the right, title and interest as a purchaser in the Contract of Sale and Joint Escrow Instructions dated December 16, 1997 between Michaels Stores, Inc. as seller and Trademark Acquisition and Development, Inc. as purchaser (the "Lancaster Contract"), which has as its subject matter all that certain plot, piece, or parcel of land comprising 36.95 acres, together with the buildings and improvements constructed thereon consisting of a one story distribution facility comprising approximately 432,000 square feet (collectively, the "Lancaster California Property"), the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to Trademark Lancaster (the "Trademark Lancaster Limited Partner"). The Trademark Lancaster Limited Partner shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

             For purposes of Section 5.1 of the Partnership Agreement, the Trademark Lancaster Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution payable to shareholders of record of LXP on July 30, 1998.

             For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Trademark Lancaster Limited Partner. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Trademark Lancaster Limited Partner in an amount equal to, but not in excess of, all cash distributions to the Trademark Lancaster Limited Partner; provided, however, that the Trademark Lancaster Limited Partner shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Trademark Lancaster Limited Partner pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Trademark Lancaster Limited Partner in an amount sufficient to avoid recapture of tax liability with respect to the Trademark Lancaster Limited Partner's negative capital accounts.

             For purposes of Section 8.4 of the Partnership Agreement, on March 1, 1999, and on each March 1, June 1, September 1, and December 1 thereafter (each a "Notice Date"), the Trademark Lancaster Limited Partner shall have the right (the "Trademark Lancaster Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by the Trademark Lancaster Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that the Trademark Lancaster Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Trademark Lancaster Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Trademark Lancaster Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Trademark Lancaster Limited Partner who is exercising the redemption right (the "Trademark Lancaster Redeeming Partner"). The

Trademark Lancaster Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Trademark Lancaster Limited Partner may exercise the redemption rights of the Trademark Lancaster Limited Partner, and the Trademark Lancaster Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of the Trademark Lancaster Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Trademark Lancaster Limited Partner.

             The Partnership Units held by the Trademark Lancaster Limited Partner shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

             LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Trademark Lancaster Limited Partner is admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Trademark Lancaster Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Trademark Lancaster Redeeming Partner as a sale of the Trademark Lancaster Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Trademark Lancaster Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Trademark Lancaster Limited Partner Redemption Right.

                                            Capital            Partnership         Percentage                Redemption
Name and Address of Partner               Contribution            Units             Interest               Exercise Date
---------------------------               ------------            -----             --------               -------------
TRADEMARK LANCASTER LIMITED                                                                                March 1, 1999
PARTNER
Trademark Lancaster, L.P.                                        125,416             1.179%

                      COLUMBIA LIMITED PARTNERS SUPPLEMENT

             As a result of the Partnership having entered into (i) a Contribution Agreement with Columbia Property Associates, a Maryland limited partnership ("CPA") on December 31, 1998, pursuant to which the Partnership acquired an estate-for- years interest in a parcel of real property located in Columbia, Maryland (the "Columbia Property") from CPA, (ii) a Contribution Agreement with The E. Robert Roskind Irrevocable Trust on December 3, 1998 pursuant to which the Partnership acquired a remainder interest in the Columbia Property, (iii) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, (iv) a Contribution Agreement with The LCP Group, L.P. on December 3, 1998, and (v) a Contribution Agreement with The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen and Terrell R. Peterson Trust on December 3, 1998, the General Partner pursuant to Section 4.2.A and Sections 14.1.B(2) and 14.1.B(3) of this Agreement has authorized the issuance of Partnership Units to all former partners of CPA, The LCP Group, L.P., Hadley Page, Inc., Peter J. Kinnunen, Terrell R. Peterson Trust and The E. Robert Roskind Irrevocable Trust (the "Columbia Limited Partners"). The Columbia Limited Partners shall receive the number of Units specified below. For purposes of applying the terms and conditions of the Partnership Agreement, the Columbia Limited Partners shall be a Partner of the Partnership with the rights and obligations of Additional Limited Partners.

             For purposes of Section 5.1 of the Partnership Agreement, each Columbia Limited Partner shall be entitled to receive distributions with respect to each Partnership Unit equal to the cash dividend payable with respect to each share of LXP common stock, determined at the time of each quarterly distribution beginning with the distribution in respect to the first quarter of 1999.

             For purposes of Sections 6.1A and 6.1B of the Partnership Agreement, allocations of Net Income and Net Loss by the Partnership generally shall be made after giving effect to all allocations of taxable income to the Columbia Limited Partners. Pursuant to the General Partner's authority in Section 14.1.B(3), Partnership taxable income shall be specially allocated to the Columbia Limited Partners in an amount equal to, but not in excess of, all cash distributions to the Columbia Limited Partners; provided, however, that the Columbia Limited Partners shall be allocated taxable income as otherwise required in Exhibit B and C of the Partnership Agreement. For purposes of Section 6.1C of the Partnership Agreement, Nonrecourse Liabilities of the Partnership shall be allocated to account for any income or gain to be allocated to the Columbia Limited Partners pursuant to Sections 2.B and 2.D of Exhibit C, in the same priority as Nonrecourse Liabilities are allocated to the Property Limited Partners, the Red Butte Limited Partners, the Expansion Limited Partners, the Savannah Limited Partners, the Phoenix Limited Partners, the Anchorage Limited Partner, the Trademark Lancaster Limited Partner and any subsequent Additional Limited Partners that are admitted to the Partnership. The Partnership covenants to retain sufficient Nonrecourse Liabilities to permit the allocation of such Nonrecourse Liabilities to the Columbia Limited Partners in an amount sufficient to avoid recapture of tax liability with respect to the Columbia Limited Partners' negative capital accounts.

             For purposes of Section 8.4 of the Partnership Agreement, on December 1, 1999, and on each December 1, March 1, June 1 and September 1 thereafter (each a "Notice Date"), each Columbia Limited Partner shall have the right (the "Columbia Limited Partner Redemption Right") to require the Partnership to redeem on a Specified Redemption Date the Partnership Units held by a Columbia Limited Partner for the Redemption Amount to be delivered by the Partnership; provided, however, that a Columbia Limited Partner must convert a number of Partnership Units equal to at least the lesser of (i) 1,000 Partnership Units, or (ii) all of the Partnership Units held by such Partner. The Columbia Limited Partner Redemption Right shall be exercised pursuant to a Notice of Redemption (substantially in the form of Exhibits D-1 through D-4 modified to reflect the Columbia Limited Partner) delivered to the General Partner and LXP on a Notice Date by the Columbia Limited Partner who is exercising the redemption right (the "Columbia Redeeming

Partner"). The Columbia Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid after the Specified Redemption Date. The Partnership covenants to cause the registration of any LXP Common Stock issued in connection with a redemption in such a manner as is required so that the shares of LXP Common Stock issued in connection with such redemption are freely transferable. The Assignee of the Columbia Limited Partner may exercise the redemption rights of the Columbia Limited Partner, and the Columbia Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Columbia Limited Partner, such Redemption Amount shall be delivered by the Partnership directly to such Assignee and not to such Columbia Limited Partner.

             The Partnership Units held by the Columbia Limited Partners shall be subject to redemption by the Partnership if otherwise required by the terms of the Partnership Agreement.

             The Partnership hereby covenants not to dispose of its interest in the Columbia Property prior to January 1, 2004 except in the event of a foreclosure or in the event the Partnership determines that such a disposition is necessary to ensure its continued qualification as a real estate investment trust.

             LXP agrees to enter into a Guaranty Agreement with the Partnership on the date the Columbia Limited Partners are admitted to the Partnership, on terms reasonably satisfactory to LXP and the Partnership, pursuant to which LXP shall guaranty the obligations of the Partnership to pay the Redemption Amount on the Specified Redemption Date. Each of the Columbia Redeeming Partner, LXP, the Partnership and the General Partner shall treat the transaction between LXP and the Columbia Redeeming Partner as a sale of the Columbia Redeeming Partner's Partnership Units to LXP or the General Partner, as the case may be, for federal income tax purposes. The Columbia Redeeming Partner agrees to execute such documents as the Partnership may reasonably require in connection with the issuance of REIT shares upon exercise of the Columbia Limited Partner Redemption Right.

                                           Capital              Partnership       Percentage                Redemption
Name and Address of Partner              Contribution              Units           Interest               Exercise Date
---------------------------              ------------              -----           --------               -------------
COLUMBIA LIMITED PARTNERS                   (Units                                                       December 1, 1999
                                         Contributed)
Richard E. Gilbreath                         1.0                   7,731            .0727%

David D. Eash                                1.0                   7,731            .0727%

Lawrence M. Goldberg                         1.0                   7,731            .0727%

David M. Dorsen                              0.5                   3,866            .0363%

Clyde Locker                                 0.5                   3,866            .0363%

Kazuko Price                                 0.5                   3,866            .0363%

John J. Stirk                                0.5                   3,866            .0363%

Jeffrey C. Bowman                            0.5                   3,866            .0363%

Frank Bond                                   1.0                   7,731            .0727%

Rudolph Cassani                              0.5                   3,866            .0363%

Ray Dancy                                    0.5                   3,866            .0363%

Louis Garman                                 0.5                   3,866            .0363%

Kenneth Kolb                                 0.5                   3,866            .0363%

Blaine Smith                                 1.0                   7,731            .0727%

James R. Snyder                              0.5                   3,866            .0363%

The LCP Group, L.P.                                               86,014            .8084%

Hadley Page, Inc.                                                 23,342            .2194%

Peter J. Kinnunen                                                  6,766            .0636%

Terrell R. Peterson Trust                                          1,349            .0127%

E. Robert Roskind Irrevocable                                     19,231            .1808%
Trust

Peter J. Kinnunen                                                    392.5          .0037%

James F. Dannhauser                                                  392.5          .0037%

                                    EXHIBIT B

                           CAPITAL ACCOUNT MAINTENANCE


1.   Capital Accounts of the Partners

              A. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement and (ii) all items of Partnership income and gain (including income and gain exempt from tax) computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to
Section 6.1.A of the Agreement and Exhibit C hereof, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement and (y) all items of Partnership deduction and loss computed in accordance with Section 1.B hereof and allocated to such Partner pursuant to Section 6.1.B of the Agreement and Exhibit C hereof.

              B. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

                  (1) Except as otherwise provided in Regulation Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership; provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704-1(b)(2)(iv)(m)(4).

                  (2) The computation of all items of income, gain, loss and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable in gross income or are neither currently deductible nor capitalized for federal income tax purposes.

                  (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

                  (4) In lieu of the depreciation, amortization, and other cash recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

                  (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereof, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

                  (6) Any items specially allocated under Section 2 of Exhibit C hereof shall not be taken into account.

              C. Generally, a transferee (including any Assignee) of a Partnership Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided that if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed, solely for federal income tax purposes, to have been distributed in liquidation of the Partnership to the holders of Partnership Units (including such transferee) and re-contributed by such Persons in reconstitution of the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to Section l.D.(2) hereof. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Exhibit B.

              D. (1) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 1.D.(2), the Carrying Values of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D.(2) hereto, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

                  (2) Such adjustments shall be made as of the following times:
(a) immediately prior to the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g); provided that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

                  (3) In accordance with Regulations Section
1.704-1(b)(2)(iv)(e) the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

                  (4) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner using such reasonable method of valuation as it may adopt, or in the case of a liquidating distribution pursuant to Article 13 of the Agreement, be determined and allocated by the Liquidator using such reasonable methods of valuation as it may adopt. The General Partner, or the Liquidator, as the case may be, shall allocate such aggregate value among the assets of the Partnership (in such manner as it determines in its sole and absolute discretion to arrive at a fair market value for individual properties).

              E. The provisions of this Agreement (including this Exhibit B and the other Exhibits to this Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners), are computed in order to comply with such Regulations, the General Partner may make such modification, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership Capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q), and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b).

2.   No Interest

              No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

3.   No Withdrawal

              No Partner shall be entitled to withdraw any part of his Capital Contributions or his Capital Account or to receive any distribution from the Partnership, except as provided in this Agreement.

                                    EXHIBIT C

                            SPECIAL ALLOCATION RULES

1.   Special Allocation Rules

              Notwithstanding any other provision of the Agreement or this Exhibit C, the following special allocations shall be made in the following order:

              A. Minimum Gain Chargeback. Notwithstanding the provisions of
Section 6.1 of the Agreement or any other provisions of this Exhibit C, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations

Section 1.704-2(f)(6). This Section l.A is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and for purposes of this Section l.A only, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of this Agreement with respect to such Partnership Year and without regard to any decrease in Partner Minimum Gain during such Partnership Year.

              B. Partner Minimum Gain Chargeback. Notwithstanding any other provision of Section 6.1 of the Agreement or any other provisions of this Exhibit C (except Section l.A. hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This Section 1.B is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for the purposes of this
Section 1.B, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section 6.1 of the Agreement or this Exhibit C with respect to such Partnership Year, other than allocations-pursuant to Section 1.A hereof.

              C. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections l.A and l.B hereof, such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain shall be specifically allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

              D. Nonrecourse Deductions. Nonrecourse Deductions for any Partnership Year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that Nonrecourse Deductions for any Partnership Year must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Initial Limited Partner and the Limited Partners, to revise the prescribed ratio for such Partnership Year to the numerically closest ratio which does satisfy such requirements.

              E. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i)(2).

              F. Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

2.   Allocations for Tax Purposes

              A. Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

              B. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss and deduction shall be allocated for federal income tax purposes among the Partners as follows:

                  (1) (a) In the case of a Contributed Property, such items attributable thereto shall be allocated among the Partners consistent with the principles of Section 704(c) of the Code that takes into account the variation between the 704(c) Value of such property and its adjusted basis at the time of contribution; and

                           (b) any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

                  (2) (a) In the case of an Adjusted Property, such items shall

                           (1) first, be allocated among the Partners in a
              manner consistent with the principles of Section 704(c) of the Code to take into account the Unrealized Gain or Unrealized Loss attributable to such property and the allocations thereof pursuant to Exhibit B and

                           (2) second, in the event such property was originally
              a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.B.(1) of this Exhibit C; and

                           (b) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

                  (3) All other items of income, gain, loss and deduction shall be allocated among the Partners in the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and
Section 1 of this Exhibit C.

              C. To the extent Regulations promulgated pursuant to 704(c) of the Code permit a partnership to utilize creative methods to eliminate the disparities between the value of property and its adjusted basis (including, without limitation, the implementation of curative allocations), the General Partner shall have the authority to elect the method used by the Partnership and such election shall be binding on the Partners.

              Without limiting the foregoing, the General Partner shall take all steps (including, without limitation, implementing curative allocations) that it determines are necessary or appropriate to ensure that the amount of taxable gain required to be recognized by the General Partner upon a disposition by the Partnership of any Contributed Property or Adjusted Property does exceed the sum of (i) the gain that would be recognized by the General Partner if such property had an adjusted tax basis at the time of disposition equal to the 704(c) Value of such property plus (ii) the deductions for depreciation, amortization or other cost recovery actually allowed to the General Partner with respect to such property for federal income tax purposes (after giving effect to the "ceiling rule").

              D. Notwithstanding the foregoing, except as otherwise set forth in this Section 2.D of Exhibit C, a Property Limited Partner shall not be allocated any items of Partnership income or gain prior to such Property Limited Partner's applicable Redemption Exercise Date (or such earlier date as a Property Limited Partner is entitled to exercise its Property Limited Partner Redemption Right under the second paragraph of Section 8.4.B). Items of income or gain may be specially allocated to certain limited partners pursuant to Section 6.1.A. Items of Depreciation shall be allocated to the Property Limited Partners only to the extent of such Property Limited Partner's Percentage Interest multiplied by the total book depreciation allocated to the Partnership by the Underlying Partnership contributed by such Property Limited Partner, with corresponding tax items allocable to such Property Limited Partner under principles set forth in
Section 2.B of this Exhibit C. Income and gain recognized on a sale by the Partnership of an interest in an Underlying Partnership, or the sale by an Underlying Partnership of an interest in its assets, shall be allocated first to the Property Limited Partners that contributed the interests in such Underlying Partnership to the Partnership, in an amount necessary to eliminate the Book-Tax Disparity in such Property Limited Partner's Capital Account, and then in accordance with such Partners' Percentage Interest. The Partnership shall make a curative allocation of income and gain in the taxable year of the Partnership in which a Property Limited Partner exercises its Redemption Right set forth in
Section 8.4.B of this Agreement, or in any other taxable year in which a Property Limited Partner's interest in LCIF is liquidated. Such curative allocation of income and gain shall provide that items of Partnership taxable income or gain will be allocated to such Property Limited Partner, and items of Partnership book income or gain will be allocated to Partners other than the Property Limited Partners, to the extent necessary to eliminate the Property Limited Partner's remaining Book-Tax Disparity immediately prior to the exercise of the Redemption Right.

                                   EXHIBIT D-1

                              NOTICE OF REDEMPTION


              The undersigned Special Limited Partner hereby irrevocably (i) redeems ___________ Partnership Units in Lepercq Corporate Income Fund L.P. in accordance with the terms of the Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., as amended, and the Special Limited Partner Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Redemption Amount deliverable upon exercise of the Special Limited Partner Redemption Right be delivered to the address and placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, certifies and agrees (a) that the undersigned has good, marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity, (b) that the undersigned has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, (c) that the undersigned has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and surrender, (d) that if the undersigned is acquiring REIT Shares, the undersigned is doing so with the understanding that such REIT Shares may only be resold or distributed pursuant to a registration statement under the Securities Act of 1933 or in a transaction exempt from the registration requirements of such Act and (e) that Lexington Corporate Properties, Inc. may refuse to transfer such REIT Shares as to which evidence satisfactory to it of such registration or exemption is not provided to it.

Dated:
      -------------

         Name of Special Limited Partner:

                                    ----------------------------------------
                                    (Signature of Special Limited Partner)

                                    ----------------------------------------
                                    (Street Address)

                                    ----------------------------------------
                                    (City)  (State)  (Zip Code)

                            Signature Guaranteed by:


                                    -----------------------------------------

If REIT Shares are issued, issue them to:

Please insert social security or identifying number:

Name:

                                   EXHIBIT D-2

                              NOTICE OF REDEMPTION


                  The undersigned Property Limited Partner hereby irrevocably
(i) redeems ___________ Partnership Units in Lepercq Corporate Income Fund L.P. in accordance with the terms of the Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., as amended, and the Property Limited Partner Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Redemption Amount deliverable upon exercise of the Property Limited Partner Redemption Right be delivered to the address and placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, certifies and agrees (a) that the undersigned has good, marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity, (b) that the undersigned has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, (c) that the undersigned has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and surrender, (d) that if the undersigned is acquiring REIT Shares, the undersigned is doing so with the understanding that such REIT Shares may only be resold or distributed pursuant to a registration statement under the Securities Act of 1933 or in a transaction exempt from the registration requirements of such Act and (e) that Lexington Corporate Properties, Inc. may refuse to transfer such REIT Shares as to which evidence satisfactory to it of such registration or exemption is not provided to it.

Dated:
      -------------

         Name of Property Limited Partner:


                                    ----------------------------------------
                                    (Signature of Property Limited Partner)

                                    ----------------------------------------
                                    (Street Address)

                                    ----------------------------------------
                                    (City)  (State)  (Zip Code)

                            Signature Guaranteed by:


                                    ----------------------------------------

If REIT Shares are issued, issue them to:

Please insert social security or identifying number:

Name:

                                   EXHIBIT D-3

                              NOTICE OF REDEMPTION


                  The undersigned Red Butte Limited Partner hereby irrevocably
(i) redeems ___________ Partnership Units in Lepercq Corporate Income Fund L.P. in accordance with the terms of the Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., as amended, and the Red Butte Limited Partner Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Redemption Amount deliverable upon exercise of the Red Butte Limited Partner Redemption Right be delivered to the address and placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, certifies and agrees (a) that the undersigned has good, marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity, (b) that the undersigned has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, (c) that the undersigned has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and surrender, (d) that if the undersigned is acquiring REIT Shares, the undersigned is doing so with the understanding that such REIT Shares may only be resold or distributed pursuant to a registration statement under the Securities Act of 1933 or in a transaction exempt from the registration requirements of such Act and (e) that Lexington Corporate Properties, Inc. may refuse to transfer such REIT Shares as to which evidence satisfactory to it of such registration or exemption is not provided to it.

Dated:
      -------------

         Name of Red Butte Limited Partner:


                                    ----------------------------------------
                                    (Signature of Red Butte Limited Partner)

                                    ----------------------------------------
                                    (Street Address)

                                    ----------------------------------------
                                    (City)  (State)  (Zip Code)

                            Signature Guaranteed by:


                                    ----------------------------------------

If REIT Shares are issued, issue them to:

Please insert social security or identifying number:

Name:

                                   EXHIBIT D-4

                              NOTICE OF REDEMPTION


                  The undersigned Expansion Limited Partner hereby irrevocably
(i) redeems ___________ Partnership Units in Lepercq Corporate Income Fund L.P. in accordance with the terms of the Agreement of Limited Partnership of Lepercq Corporate Income Fund L.P., as amended, and the Expansion Limited Partner Redemption Right referred to therein, (ii) surrenders such Partnership Units and all right, title and interest therein, and (iii) directs that the Redemption Amount deliverable upon exercise of the Expansion Limited Partner Redemption Right be delivered to the address and placed in the name(s) and at the address(es) specified below. The undersigned hereby represents, warrants, certifies and agrees (a) that the undersigned has good, marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity, (b) that the undersigned has the full right, power and authority to redeem and surrender such Partnership Units as provided herein, (c) that the undersigned has obtained the consent or approval of all persons or entities, if any, having the right to consent to or approve such redemption and surrender, (d) that if the undersigned is acquiring REIT Shares, the undersigned is doing so with the understanding that such REIT Shares may only be resold or distributed pursuant to a registration statement under the Securities Act of 1933 or in a transaction exempt from the registration requirements of such Act and (e) that Lexington Corporate Properties, Inc. may refuse to transfer such REIT Shares as to which evidence satisfactory to it of such registration or exemption is not provided to it.

Dated:
      -------------


         Name of Expansion Limited Partner:


                                    ----------------------------------------
                                    (Signature of Expansion Limited Partner)

                                    ----------------------------------------
                                    (Street Address)

                                    ----------------------------------------
                                    (City)  (State)  (Zip Code)

                            Signature Guaranteed by:


                                    ----------------------------------------

If REIT Shares are issued, issue them to:

Please insert social security or identifying number:

Name: